                                                                 EXHIBIT 10.36


                             RETIREMENT INCOME PLAN

                                       OF

                         PANHANDLE EASTERN CORPORATION

                                      AND

                            PARTICIPATING AFFILIATES

                            (AS AMENDED AND RESTATED

                           EFFECTIVE JANUARY 1, 1995)

                               TABLE OF CONTENTS

ARTICLE                                                                                                              PAGE
-------                                                                                                              ----
I           -    DEFINITIONS AND CONSTRUCTION   . . . . . . . . . . . . . . . . . . . . . . . .                       I-1
                 1.1   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       I-1
                 1.2   Employment Terminology . . . . . . . . . . . . . . . . . . . . . . . . .                       I-8
                 1.3   Number and Gender  . . . . . . . . . . . . . . . . . . . . . . . . . . .                       I-8
                 1.4   Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       I-9

II          -    PURPOSE OF PLAN AND EFFECT
                 OF RESTATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      II-1
                 2.1   Purpose of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      II-1
                 2.2   Effect of Restatement  . . . . . . . . . . . . . . . . . . . . . . . . .                      II-1

III         -    PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     III-1
                 3.1   Participation Eligibility  . . . . . . . . . . . . . . . . . . . . . . .                     III-1
                 3.2   Commencement of Participation  . . . . . . . . . . . . . . . . . . . . .                     III-1

IV          -    BENEFIT ACCRUAL SERVICE
                 AND CASH BALANCE ACCRUALS  . . . . . . . . . . . . . . . . . . . . . . . . . .                      IV-1
                 4.1   Benefit Accrual Service  . . . . . . . . . . . . . . . . . . . . . . . .                      IV-1
                 4.2   Cash Balance Accruals  . . . . . . . . . . . . . . . . . . . . . . . . .                      IV-1
                 4.3   Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IV-2
                 4.4   Cash-Out . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IV-2

V           -    RETIREMENT BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       V-1
                 5.1   Normal Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . .                       V-1
                 5.2   Early Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       V-1

VI          -    DISABILITY BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      VI-1
                 6.1   Disability Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . .                      VI-1
                 6.2   Post Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      VI-1

VII         -    SEVERANCE BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     VII-1
                 7.1   No Benefits Unless Herein Set Forth  . . . . . . . . . . . . . . . . . .                     VII-1
                 7.2   Severance Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     VII-1
                 7.3   Regular Vesting Service  . . . . . . . . . . . . . . . . . . . . . . . .                     VII-3
                 7.4   Special Vesting Service  . . . . . . . . . . . . . . . . . . . . . . . .                     VII-4

VIII        -    DEATH BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    VIII-1
                 8.1   Before Annuity Starting Date . . . . . . . . . . . . . . . . . . . . . .                    VIII-1
                 8.2   After Annuity Starting Date  . . . . . . . . . . . . . . . . . . . . . .                    VIII-5
                 8.3   Cash-Out of Death Benefit  . . . . . . . . . . . . . . . . . . . . . . .                    VIII-5
                 8.4   Special Transitional Provision . . . . . . . . . . . . . . . . . . . . .                    VIII-6

IX          -    PAYMENT OF BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-1
                 9.1   Time of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-1
                 9.2   Standard and Alternative Benefits for Members  . . . . . . . . . . . . .                      IX-2
                 9.3   Level Income Option  . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-4





                                      (i)

                 9.4   Cash-Outs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-4
                 9.5   Direct Rollover Election . . . . . . . . . . . . . . . . . . . . . . . .                      IX-5
                 9.6   Special Distribution Limitations . . . . . . . . . . . . . . . . . . . .                      IX-5
                 9.7   Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-6
                 9.8   Reemployment of Members  . . . . . . . . . . . . . . . . . . . . . . . .                      IX-6
                 9.9   Actuarial Equivalency  . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-7
                 9.10  Benefit Payment Deduction Arrangements . . . . . . . . . . . . . . . . .                      IX-7
                 9.11  Commercial Annuities . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-8
                 9.12  Unclaimed Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-8
                 9.13  Claims Review  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      IX-8

X           -    SPECIAL BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       X-1
                 10.1  Change of Control Benefits . . . . . . . . . . . . . . . . . . . . . . .                       X-1
                 10.2  July 31, 1989 Sale of Petrolane Incorporated . . . . . . . . . . . . . .                       X-2
                 10.3  Social Security Supplement . . . . . . . . . . . . . . . . . . . . . . .                       X-3
                 10.4  Supplemental Benefit . . . . . . . . . . . . . . . . . . . . . . . . . .                       X-4
                 10.5  1995 Voluntary Early Retirement Program  . . . . . . . . . . . . . . . .                       X-7

XI          -    GRANDFATHERED AND PROTECTED BENEFITS . . . . . . . . . . . . . . . . . . . . .                      XI-1
                 11.1  Panhandle Plan Prior to Effective Date . . . . . . . . . . . . . . . . .                      XI-1
                 11.2  Texas Eastern Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .                      XI-4
                 11.3  Algonquin Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      XI-7

XII         -    LIMITATIONS ON BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XII-1

XIII        -    FUNDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XIII-1
                 13.1  No Contributions by Members  . . . . . . . . . . . . . . . . . . . . . .                    XIII-1
                 13.2  Company Contributions  . . . . . . . . . . . . . . . . . . . . . . . . .                    XIII-1
                 13.3  Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XIII-1
                 13.4  Payments to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .                    XIII-1
                 13.5  Return of Contributions  . . . . . . . . . . . . . . . . . . . . . . . .                    XIII-1

XIV         -    ADMINISTRATION OF THE PLAN   . . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-1
                 14.1  Appointment of Committee . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-1
                 14.2  Term, Vacancies, Resignation and Removal . . . . . . . . . . . . . . . .                     XIV-1
                 14.3  Officers, Records and Procedures . . . . . . . . . . . . . . . . . . . .                     XIV-1
                 14.4  Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-1
                 14.5  Self-Interest of Members . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-1
                 14.6  Compensation and Bonding . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-1
                 14.7  Committee Powers and Duties  . . . . . . . . . . . . . . . . . . . . . .                     XIV-2
                 14.8  Authorization, Delegation and Allocation . . . . . . . . . . . . . . . .                     XIV-2
                 14.9  Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-3
                 14.10 Company to Supply Information  . . . . . . . . . . . . . . . . . . . . .                     XIV-3
                 14.11 Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XIV-4

XV          -    ADMINISTRATION OF TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . . .                      XV-1
                 15.1  Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .                      XV-1
                 15.2  Trust Fund Property  . . . . . . . . . . . . . . . . . . . . . . . . . .                      XV-1
                 15.3  Funding Projections  . . . . . . . . . . . . . . . . . . . . . . . . . .                      XV-1
                 15.4  Authorization of Benefit Payments  . . . . . . . . . . . . . . . . . . .                      XV-1





                                      (ii)

XVI         -    TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XVI-1

XVII        -    FIDUCIARY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XVII-1
                 17.1  Article Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XVII-1
                 17.2  General Allocation of Duties . . . . . . . . . . . . . . . . . . . . . .                    XVII-1
                 17.3  Fiduciary Duty . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XVII-1

XVIII       -    ADOPTION BY CONTROLLED ENTITIES  . . . . . . . . . . . . . . . . . . . . . . .                   XVIII-1
                 18.1  Approval of Directors  . . . . . . . . . . . . . . . . . . . . . . . . .                   XVIII-1
                 18.2  Single Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   XVIII-1
                 18.3  Amendments, Termination and
                         Appointment of Committee and Trustee . . . . . . . . . . . . . . . . .                   XVIII-1
                 18.4  Transfer Between Participating Affiliates  . . . . . . . . . . . . . . .                   XVIII-1
                 18.5  Termination of Participation . . . . . . . . . . . . . . . . . . . . . .                   XVIII-1

XIX         -    AMENDMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XIX-1

XX          -    TERMINATION AND MERGER OR CONSOLIDATION  . . . . . . . . . . . . . . . . . . .                      XX-1
                 20.1  Declaration of Intent  . . . . . . . . . . . . . . . . . . . . . . . . .                      XX-1
                 20.2  Administration of the Plan in
                         Case of Termination  . . . . . . . . . . . . . . . . . . . . . . . . .                      XX-1
                 20.3  Merger, Consolidation or Transfer  . . . . . . . . . . . . . . . . . . .                      XX-1

XXI         -    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XXI-1
                 21.1  Not Contract of Employment . . . . . . . . . . . . . . . . . . . . . . .                     XXI-1
                 21.2  Payments Solely from Trust Fund  . . . . . . . . . . . . . . . . . . . .                     XXI-1
                 21.3  Alienation of Interest Forbidden . . . . . . . . . . . . . . . . . . . .                     XXI-1
                 21.4  No Benefits to the Company . . . . . . . . . . . . . . . . . . . . . . .                     XXI-1
                 21.5  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XXI-1
                 21.6  Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     XXI-1

XXII        -    TOP-HEAVY STATUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XXII-1
                 22.1  Article Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XXII-1
                 22.2  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XXII-1
                 22.3  Top-Heavy Status . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XXII-3
                 22.4  Super Top-Heavy Status . . . . . . . . . . . . . . . . . . . . . . . . .                    XXII-4
                 22.5  Termination of Top-Heavy Status  . . . . . . . . . . . . . . . . . . . .                    XXII-4
                 22.6  Effect of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . .                    XXII-5





                                     (iii)

                             RETIREMENT INCOME PLAN

                                       OF

                         PANHANDLE EASTERN CORPORATION

                                      AND

                            PARTICIPATING AFFILIATES



         WHEREAS, PANHANDLE EASTERN CORPORATION and certain of its affiliates have heretofore adopted the RETIREMENT INCOME PLAN OF PANHANDLE EASTERN CORPORATION AND PARTICIPATING AFFILIATES (the "Plan") for the benefit of their employees; and

         WHEREAS, Panhandle Eastern Corporation and its affiliates which have adopted the Plan desire to amend the Plan in several respects and to restate the Plan, intending thereby to provide an uninterrupted and continuing program of benefits;

         NOW, THEREFORE, the Plan is hereby amended and restated in its entirety as follows, with no interruption in time, effective as of January 1, 1995:




                                     (iv)

                                       I.

                          DEFINITIONS AND CONSTRUCTION

         1.1 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) ACT: The "Employee Retirement Income Security Act of 1974, as amended."

(2) ACTUARIAL EQUIVALENT OR ACTUARIALLY EQUIVALENT: Equality in value of the aggregate amounts expected to be received under different times and forms of payment based upon the following assumptions:

         (i) for determining Actuarial Equivalence for a Member's Final Average Pay Benefit in determining a form other than described in (ii) below, the applicable assumptions shall be an 8% per annum interest rate assumption and mortality rate assumptions determined under the 1983 Group Annuity Table (83-GAM) for males;

         (ii) for determining Actuarial Equivalence for a Member's Final Average Pay Benefit in determining (A) a present value of such benefit, (B) the amount of any other payment of such benefit made in a form other than a nondecreasing annuity (other than an annuity that decreases merely because of the cessation or reduction of Social Security supplements or qualified disability payments, as defined in section 411(a)(9) of the
                 Code) payable for a period not less than the life of the Member or, in the case of a "qualified preretirement survivor annuity" (as that term is defined in section 417(c) of the Code), the life of the Eligible Surviving Spouse, or (C) the amount of a lump sum payment, the applicable assumptions shall be the interest rate or rates which would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of such Member's benefits under the Plan if the Plan had terminated with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation as of (A) if the Member's Annuity Starting Date precedes the July 1 of the Plan Year in which such distribution to such Member is paid, the January 1 of such Plan Year or the July 1 of the preceding Plan Year, whichever produces the greater lump sum payment and (B) if the Member's Annuity Starting Date is on or after the July 1 of the Plan Year in which such distribution to such Member is paid, the January 1 or July 1 of such Plan Year, whichever produces the greater lump sum payment and mortality rate assumptions determined under the 1983 Group Annuity Table (83-GAM) for males. The above notwithstanding, if the present value of such benefit, utilizing the foregoing interest rate, exceeds $25,000, in determining the amount of such payment, 120% of the such foregoing interest rate shall be utilized; provided, however, that in no event shall the present value of such benefit determined by the use of 120% of the foregoing interest rate result in a present value less than $25,000;

         (iii) for determining Actuarial Equivalence for a Member's Cash Balance Accrual in determining a form other than as described in (iv) or (v) below, the applicable assumptions shall be an 8% per annum interest rate assumption and mortality rate assumptions determined under the 1983 Group Annuity Table (83-GAM) for males;

         (iv) for determining Actuarial Equivalence for a Member's Cash Balance Accrual in determining (A) the present value of the benefit, or (B) the amount of any other payment made in a form other than a nondecreasing annuity (other than an annuity that decreases merely because of the cessation or reduction of Social Security supplements or qualified disability payments, as defined in section 411(a)(9) of the Code) payable for a period not less than the life of the Member or, in the case of a "qualified preretirement survivor annuity" (as that term is defined in section 417(c) of the Code), the life of the Eligible Surviving Spouse, the applicable assumptions shall be the annual rate of interest on 30-year Treasury securities as of the first day of the Plan Year in which such determination is made and the mortality rate assumptions determined under the table prescribed by the Secretary of Treasury pursuant to section 417(e)(3) of the Code;

         (v) the amount of a lump sum payment attributable to a Member's Cash Balance Benefit shall be the greater of (a) the dollar value of the Member's Cash Balance Accrual as of the date of determination of such lump sum payment or (b) the present value of his Cash Balance Accrual as of the date of determination of such lump sum payment determined by assuming his Cash Balance Accrual is increased for the period between such date of determination and the Member's Normal Retirement Date by crediting accruals for such period pursuant to Section 4.2(b) but based upon the Interest Credit Rate as in effect as of the end of the Plan Year immediately preceding the date of determination of such lump payment, converting such projected Cash Balance Accrual into a single life annuity for the life of the Member commencing at such Normal Retirement Date and determining the present value of such single life annuity based upon the annual rate of interest on 30-year Treasury securities as of the first day of the Plan Year in which such determination is made and the mortality rate assumptions determined under the table prescribed by the Secretary of Treasury pursuant to section 417(e)(3) of the Code;

         (vi) for determining Actuarial Equivalence for any purpose other than as described in (i) through (v) above, an 8% per annum interest rate assumption and mortality rate assumptions determined under the 1983 Group Annuity Table (83-GAM) for males.

(3) ALGONQUIN PLAN: The Employees' Retirement Plan of Algonquin Gas Transmission Company as in effect prior to its merger into the Plan.

(4) ANNUITY STARTING DATE: With respect to each Member or beneficiary, the first day of the first month for which an amount is payable to the Member or beneficiary from the Trust Fund as an annuity or in any other form.

(5) AVERAGE ANNUAL COVERED COMPENSATION: The average (without indexing) of the Social Security Taxable Wage Bases in effect for each calendar year during the thirty-five year period ending with the last day of the calendar year in which the Member attains (or will attain) Social Security Retirement Age. For this purpose, the Social Security Taxable Wage Base for the Plan Year in which the determination is being made and for any subsequent Plan Year shall be assumed to be the same as the Social Security Taxable Base in effect as of the beginning of the Plan Year in which the determination is being made.

(6) AVERAGE ANNUAL PLAN COMPENSATION: The result obtained by (A) dividing the total Plan Compensation paid to an Eligible Employee while employed as an Eligible Employee by either a Final Average Pay Employer or a Cash Balance Employer during a considered period by the number of months for which Plan Compensation was received during the considered period and (B) multiplying such amount by twelve. The considered period shall be the sixty consecutive months of employment within the last one hundred twenty months of employment after 1985 which yield the highest average Plan Compensation; provided, that if a Member has less than sixty consecutive months of such employment, his considered period shall be all of his completed months of such employment. In determining the considered period for calculating Average Annual Plan Compensation, periods during which the Member was not employed by either a Final Average Pay Employer or a Cash Balance Employer shall not be taken into account and months during which a Member did not receive Compensation for a full month shall be taken into account or disregarded in accordance with nondiscriminatory criteria established by the Committee.

(7) BENEFIT ACCRUAL SERVICE: For each Member and as of any determination date, the sum of all service credited for such Member pursuant to
         Section 4.1.

(8) CASH BALANCE EMPLOYER: Each Controlled Entity which has adopted the Plan to provide benefits for its Eligible Employees pursuant to the Plan's Cash Balance Accrual formula.

(9) CASH BALANCE ACCRUAL: For each Member and as of any determination date, the sum of all accruals credited for such Member pursuant to
         Section 4.2.

(10) CASH BALANCE BENEFIT: The benefit determined under the Plan which is attributable to a Member's Cash Balance Accruals.

(11)     CODE:  The Internal Revenue Code of 1986, as amended.

(12) COMMENCEMENT DATE: The date on which an Employee first performs an Hour of Service.

(13) COMMITTEE: The administrative committee appointed by the Directors to administer the Plan.

(14)     COMPANY:  Each Final Average Pay Employer and each Cash Balance
         Employer.

(15) CONTROLLED ENTITY: Each corporation that is a member of a controlled group of corporations, within the meaning of section 1563(a) (determined without regard to sections 1563(a)(4) and

         1563(e)(3)(C)) of the Code, of which Panhandle Eastern Corporation is a member, each trade or business (whether or not incorporated) with which Panhandle Eastern Corporation is under common control and each organization that is a member of an affiliated service group, within the meaning of section 414(m) of the Code, of which Panhandle Eastern Corporation is a member.

(16) DIRECT ROLLOVER: A payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

(17) DIRECTORS: The Board of Directors of Panhandle Eastern Corporation or the Finance Committee of the Board of Directors of Panhandle Eastern Corporation to the extent the powers of such board are exercised by such committee.

(18) DISTRIBUTEE: Each (A) Member entitled to an Eligible Rollover Distribution, (B) Member's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Member who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

(19) EARLY RETIREMENT DATE: The first date upon which a Member has both attained fifty-five years of age while employed and completed five or more years of Benefit Accrual Service.

(20)     EFFECTIVE DATE:  January 1, 1995, as to this restatement of the Plan.

(21) ELIGIBLE EMPLOYEE: Any Employee of a Company other than (A) an individual whose terms of employment are subject to collective bargaining between a collective bargaining representative and the Company unless there is in effect a collective bargaining agreement that provides for coverage of such individual under the Plan, (B) an individual (i) who is a nonresident alien who receives no earned income from sources within the United States or (ii) who is otherwise classified by the Company as Non-U.S. Payroll, (C) any Leased Employee, or (D) an individual whose terms of employment are subject to a written employment contract or agreement that provides that such individual shall not be covered under the Plan.

(22) ELIGIBLE RETIREMENT PLAN: (A) With respect to a Distributee other than a surviving spouse, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, which under its provisions accepts such Distributee's Eligible Rollover Distribution and (B) with respect to a Distributee who is a surviving spouse, an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code.

(23) ELIGIBLE ROLLOVER DISTRIBUTION: Any distribution of all or any portion of the Plan benefit of a Distributee other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary or for a specified period of ten years or more, (B) a distribution to the extent such distribution is required under section 401(a)(9) of the Code, (C) the portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and (D) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability.

(24) ELIGIBLE SURVIVING SPOUSE: With respect to a Member who dies prior to his Annuity Starting Date, a surviving spouse to whom a deceased Member was married on the date of his death. With respect to a Member who dies on or after his Annuity Starting Date, the spouse to whom a deceased Member was married on his Annuity Starting Date.

(25) EMPLOYEE: Any individual employed by a Controlled Entity or any Leased Employee.

(26) FINAL AVERAGE PAY EMPLOYER: Each Controlled Entity which has adopted the Plan to provide benefits for its Eligible Employees pursuant to the Plan's Final Average Pay Benefit formula.

(27) FINAL AVERAGE PAY BENEFIT: The benefit determined under the Plan which is attributable to a Member's Benefit Accrual Service.

(28) HOUR OF SERVICE: An Hour of Service is each hour for which an Employee is directly or indirectly paid, or entitled to payment, by a Controlled Entity for the performance of duties.

(29) INTEREST CREDIT RATE: The one-year United States Treasury Bill rate but not in excess of the annual rate of interest on 30-year United States Treasury securities.

(30) LEASED EMPLOYEE: Any person who is not an employee of a Controlled Entity but who performs services for a Controlled Entity pursuant to an agreement (oral or written) between a Controlled Entity and any leasing organization, provided that such person has performed such services for the Controlled Entity or for related persons (within the meaning of section 103(b)(6)(C) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by the Controlled Entity's employees in the Controlled Entity's field of business.

(31) MEMBER: Any individual who has met the eligibility requirements for participation in the Plan as set forth in Article III herein.

(32) MONTHLY PLAN COMPENSATION: The Plan Compensation received by a Member from a Cash Balance Employer for a calendar month.

(33) NORMAL RETIREMENT DATE: The later of the date upon which a Member attains sixty-five years of age or the fifth anniversary of the date as of which the Member commenced participation in the Plan.

(34) PERIOD OF SERVICE: Each period of an Employee's Service commencing on his Commencement Date or a Reemployment Commencement Date, if applicable, and ending on a Severance from Service Date. Notwithstanding the foregoing, a period during which an Employee is absent from Service by reason of the Employee's pregnancy, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of such child by the Employee or for the purposes of caring for such child for the period immediately following such birth or placement shall not constitute a Period of Service between the first and second anniversary of the first date of such absence. Further notwithstanding the foregoing, an Employee's Period of Service shall include any period following his termination of employment for which he receives a lump sum payment of bank time, unused vacation or accrued vacation pay, pay in lieu of notice of termination of employment or severance pay (other than extraordinary severance pay owed pursuant to the terms of an executive employment contract).

(35) PERIOD OF SEVERANCE: Each period of time commencing on an Employee's Severance from Service Date and ending on a Reemployment Commencement Date.

(36) PLAN COMPENSATION: The total of all wages, salaries, fees for professional service and other amounts received in cash by a Member for services actually rendered or labor performed for the Company while an Eligible Employee and a Member to the extent such amounts are includable in gross income (except that prior to January 1, 1996, an executive bonus shall be deemed so includable in the year earned rather than when paid), excluding, however, severance pay, vacation pay at separation, reimbursements or other expense allowances, cash and noncash fringe benefits, moving and relocation expenses and allowances, transition pay, Company contributions to or payments from this or any other deferred compensation program whether such program is qualified under section 401(a) of the Code or nonqualified, welfare benefits, amounts realized from the exercise of a stock option which is not an incentive stock option within the meaning of section 422A of the Code or when property described in section 83 of the Code is no longer subject to a substantial risk of forfeiture, any amount realized as a result of a disqualifying disposition within the meaning of section 421(a) of the Code and any other amounts which receive special tax benefits under the Code but are not hereinafter included; provided that, for the purposes of this definition, elective contributions made on a Member's behalf by the Company to the Employees' Savings Plan of Panhandle Eastern Corporation and Participating Affiliates, the Associated Natural Gas, Inc. Retirement Savings Plan, the Panhandle Eastern Corporation SelectPlan or the Associated Natural Gas, Inc. Cafeteria Plan that are not includable in income under section 125, section 402(e)(3), section 402(h) or section 403(b) of the Code shall be included in his Plan Compensation. The above notwithstanding, the Plan Compensation of any Member taken into account for purposes of the Plan shall be limited to $150,000 for any calendar year (with such amount to be (i) adjusted automatically to reflect any cost-of-living increases authorized by section 401(a)(17) of the Code and (ii) prorated for a period considered in determining Average Annual Plan C-ompensation of less than twelve months and to the extent otherwise required by applicable law).

(37) PLAN OR PANHANDLE PLAN: The Retirement Income Plan of Panhandle Eastern Corporation and Participating Affiliates, as amended from time to time.

(38) PLAN YEAR: The twelve-consecutive month period commencing January 1 of each year.

(39) REEMPLOYMENT COMMENCEMENT DATE: The first date upon which an Employee performs an Hour of Service following a Severance from Service Date.

(40) RETIREMENT: With respect to each Member, termination of his employment on or after his Early Retirement Date or Normal Retirement Date.

(41)     SERVICE:  The period of an Employee's employment with a Controlled
         Entity.

(42) SEVERANCE FROM SERVICE DATE: The first date on which the Service of an Employee terminates following his Commencement Date or a Reemployment Commencement Date, if applicable. Notwithstanding the foregoing, the Severance from Service Date of an Employee who is absent from Service by reason of the Employee's pregnancy, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for the period immediately following such birth or placement shall be the second anniversary of the first date of such absence.

(43) SOCIAL SECURITY RETIREMENT AGE: The age used as the retirement age under section 216(l) of the Social Security Act, applied without regard to the age increase factor and as if the early retirement age under such section was sixty-two.

(44) SOCIAL SECURITY TAXABLE WAGE BASE: The contribution and benefit base under section 230 of the federal Social Security Act.

(45) TEXAS EASTERN PLAN: The Texas Eastern Retirement Plan as in effect prior to its merger into the Plan.

(46) TOTALLY AND PERMANENTLY DISABLED: A Member who has terminated employment by reason of disability shall be considered Totally and Permanently Disabled if such Member is eligible for and receiving either Social Security Disability Benefits under the federal Social Security Act or disability benefits under any Company-sponsored long-term disability plan. Upon application by the Member, the Committee shall determine whether a Member has become Totally and Permanently Disabled and shall so notify such Member within sixty days thereafter. A Member shall be considered to have ceased to be Totally and Permanently Disabled if, prior to his Normal Retirement Date, such Member is no longer receiving either Social Security Disability Benefits under the federal Social Security Act or disability benefits under any Company-sponsored long-term disability plan.

(47) TRUST: The trust established under the Trust Agreement to hold and invest contributions made under the Plan and from which the Plan benefits will be distributed.

(48) TRUST AGREEMENT: The agreement entered into between the Company and the Trustee establishing the Trust.

(49) TRUST FUND: The funds and properties held pursuant to the provisions of the Trust Agreement hereof for the use and benefit of the Members, together with all income, profits and increments thereto.

(50) TRUSTEE: The Trustee or Trustees qualified and acting under the Trust Agreement at any time.

(51) VESTED INTEREST: The percentage of a Member's Plan benefit which, pursuant to the Plan, is nonforfeitable.

(52) VESTING SERVICE: The measure of service with the Company or a Controlled Entity used in determining a Member's nonforfeitable right to a benefit.

         1.2 EMPLOYMENT TERMINOLOGY. Wherever appropriate herein, the terms "employment", "employee", "employed" or other similar terminology refer to being employed by any Controlled Entity and the terms "termination of employment", "terminate employment", "employment terminated", "terminated" or other similar terminology refer to no longer being employed by any Controlled Entity.

         1.3 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and the plural to include the singular. The masculine gender, where appearing in this Plan, shall be deemed to include the feminine gender.

         1.4 HEADINGS. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                      II.

                   PURPOSE OF PLAN AND EFFECT OF RESTATEMENT

         2.1 PURPOSE OF PLAN. The purpose of the Plan is to provide retirement and incidental benefits for those Members who complete the required period of employment with the Company. The benefits provided by the Plan will be paid from the Trust Fund and will be in addition to any benefits the Members may be entitled to receive pursuant to any other Company programs or pursuant to the federal Social Security Act. The Plan and the Trust are established and shall be maintained for the exclusive benefit of the Members and their beneficiaries. No part of the Trust Fund can ever revert to the Company, except as hereinafter provided in Section 13.5 and 20.2(c), or be used for or diverted to purposes other than the exclusive benefit of the Members and their beneficiaries.

         2.2  EFFECT OF RESTATEMENT.

                 (a) Contrary Plan provisions notwithstanding, in no event shall any Member's Plan benefit as of the later of the Effective Date or the date of adoption of this restatement of the Plan be less than such Member's Plan benefit under the terms of the Plan on the date immediately prior to the later of the Effective Date or the date of adoption of this restatement of the Plan determined based upon such Member's Plan Compensation and Benefit Accrual Service as of such date.

                 (b) Except as otherwise provided in the Plan, all benefit payments being made under the terms of the Plan as in effect prior to the Effective Date shall continue to be made in the same amount and manner and shall not be affected by the terms of this restated Plan.

                 (c) Except as otherwise specifically provided in the Plan or as required by the Code or the Act, the terms of this restated Plan shall not affect the amount of the Plan benefits of Members who do not complete an Hour of Service on or after the Effective Date or the time or form of payment of such benefits. Except as otherwise specifically provided in the Plan or as required by the Code or the Act, the amount, time of payment, form of payment and all other terms and conditions of the Plan benefit of any Member who does not complete an Hour of Service on or after the Effective Date shall continue to be governed by the terms of the Plan document or any predecessor plan document as in effect at the time of such Member's termination of employment.

                                      III.

                                 PARTICIPATION

         3.1 PARTICIPATION ELIGIBILITY. Any Eligible Employee shall become a Member upon the completion of one year of Vesting Service as computed in accordance with Section 7.3. Notwithstanding the foregoing:

                 (a) an Eligible Employee who was a Member of the Plan on the day prior to the Effective Date shall remain a Member of this restatement of the Plan as of the Effective Date; and

                 (b) an Eligible Employee who was a Member of the Plan prior to a termination of employment shall remain a Member upon his reemployment as an Eligible Employee.

         3.2 COMMENCEMENT OF PARTICIPATION. The Plan Membership of a Member who is employed by a Final Average Pay Employer at the time he satisfies the participation eligibility criteria of Section 3.1 shall commence retroactive to his Commencement Date or, if later, the date he first became an Eligible Employee. The Plan Membership of a Member who was employed by a Cash Balance Employer as of January 1, 1995 and who had satisfied the participation eligibility criteria of Section 3.1 as of January 1, 1995 shall commence as of January 1, 1995. The Plan Membership of any other Member who is employed as an Eligible Employee by a Cash Balance Employer at the time he satisfies the participation eligibility criteria of Section 3.1 shall commence as of the first day of the first month coincident with or immediately following his satisfaction of such criteria. The Plan Membership of an Employee who has completed one year of Vesting Service but who has not become a Member of the Plan because he was not an Eligible Employee shall commence immediately upon his becoming an Eligible Employee as a result of a change in his employment status.





                                     III-1

                                      IV.

                            BENEFIT ACCRUAL SERVICE
                           AND CASH BALANCE ACCRUALS

         4.1  BENEFIT ACCRUAL SERVICE.

                 (a) For the period preceding the Effective Date, a Member shall be credited with years of Benefit Accrual Service in an amount equal to all years of service credited to him for accrual purposes under the Plan as it existed on the day prior to the Effective Date.

                 (b) On and after the Effective Date, a Member shall be credited with Benefit Accrual Service in an amount equal to his aggregate Periods of Service except (1) no credit shall be given for Periods of Service prior to the date the Member first becomes a Member of the Plan, (2) no credit shall be given for Periods of Service completed while the Member is not an Eligible Employee, (3) no credit shall be given for Periods of Service completed while the Member is not employed by a Final Average Pay Employer and
(4) a Member shall receive credit for a fractional year of Benefit Accrual Service based upon the number of days of Service in such fractional year.

                 (c) If a Member's employment terminates prior to his Normal Retirement Date because he has become Totally and Permanently Disabled (whether before or after the Effective Date) while he was an Eligible Employee and employed by a Final Average Pay Employer, such Member shall be credited with Benefit Accrual Service in an amount equal to the full and fractional years included in the period prior to his Annuity Starting Date during which he is Totally and Permanently Disabled.

                 (d) For purposes of determining a Member's Early Retirement Date under Section 1.1(19), eligibility for a death benefit under Section 8.1(c) or 8.1(f), and whether a Member has completed at least five years of Benefit Accrual Service under Section 6.1(c) only, Benefit Accrual Service shall be deemed to include post-1994 service with a Cash Balance Employer as an Eligible Employee which would have constituted Benefit Accrual Service had the Member instead been employed by a Final Average Pay Employer and to include any period for which a Member continues to receive Cash Balance Accruals pursuant to Section 6.1(b).

         4.2  CASH BALANCE ACCRUALS.

                 (a) For each Plan Year prior to the Plan Year including his Annuity Starting Date, a Member who is employed at any time during such Plan Year as an Eligible Employee by a Cash Balance Employer shall be credited with a Cash Balance Accrual as of the last day of such Plan Year equal to 3% of such Member's Monthly Plan Compensation for each full or partial month during such Plan Year while he was so employed.

                 (b) For each Plan Year prior to the Plan Year including his Annuity Starting Date, a Member (whether or not he is then an Eligible Employee or then employed) shall be credited with a Cash Balance Accrual as of the last day of such Plan Year equal to:

                          (i) his Cash Balance Accrual as of the end of the immediately preceding Plan Year; multiplied by

                          (ii) the Interest Credit Rate as of the last day of the immediately preceding Plan Year.

                 (c) For the Plan Year including his Annuity Starting Date, a Member who is employed as an Eligible Employee by a Cash Balance Employer at any time during such Plan Year shall be credited with a Cash Balance Accrual as of the day immediately preceding his Annuity Starting Date equal to 3% of such Member's monthly Plan Compensation for each month during such Plan Year while he was so employed.

                 (d) For the Plan Year including his Annuity Starting Date, a Member (whether or not he is then an Eligible Employee or then employed) shall be credited with a Cash Balance Accrual as of the day immediately preceding his Annuity Starting Date equal to:

                          (i) his Cash Balance Accrual as of the last day of the immediately preceding Plan Year; multiplied by

                          (ii) the Interest Credit Rate as of the last day of the immediately preceding Plan Year; multiplied by

                          (iii) a fraction, the numerator of which is the number of full months during the Plan Year which were prior to the Member's Annuity Starting Date and the denominator of which is twelve.

                 (e) If a Member's employment terminates prior to his Annuity Starting Date because he has become Totally and Permanently Disabled while employed by a Cash Balance Employer as an Eligible Employee, such Member shall be credited with Cash Balance Accrual credits for each Plan Year while he is Totally and Permanently Disabled and prior to his Annuity Starting Date in accordance with Paragraphs (a), (b), (c) and (d) above but based upon the rate of Monthly Plan Compensation equal to the monthly average of his Plan Compensation for the twelve-month period immediately preceding the date he incurred his disability.

                 (f) No Cash Balance Accruals shall be credited for a Member pursuant to this Section 4.2 for any period from and after his Annuity Starting Date.

         4.3 BREAK IN SERVICE. Contrary Plan provisions notwithstanding, if a Member who does not have a Vested Interest terminates employment, his Benefit Accrual Service and Cash Balance Accrual which were credited for his period of employment prior to such termination shall be disregarded if his years of Vesting Service prior to such termination of employment are disregarded pursuant to Section 7.3(e).

         4.4  CASH-OUT.

                 (a) If a Member terminates employment and has a 0% Vested Interest or receives a lump sum distribution pursuant to Section 9.4, such Member's Benefit Accrual Service and Cash Balance Accruals which were credited for his period of employment prior to such termination shall be disregarded, and such Member's nonvested Plan benefit shall become a forfeiture as of the date of such distribution (or as of the date of termination of employment if the Member has a 0% Vested Interest with such Member being considered to have received a distribution of zero dollars on the date of his termination of employment).

                 (b) Paragraph (a) above notwithstanding, if such terminated Member is subsequently reemployed and either the Member had a 0% Vested Interest at the time of his termination or the distribution previously made to him was for less than the present value of his entire Plan benefit at the time of such distribution, the Benefit Accrual Service and Cash Balance Accrual which were disregarded and the forfeiture which occurred pursuant to Paragraph
(a) above shall be restored as of the date of reemployment unless such Benefit Accrual Service and Cash Balance Accrual are disregarded pursuant to the provisions of Section 4.3; provided, however, if such Member received a distribution at the time of his termination, such restoration shall only be made if such Member repays, within five years from the date the Member is reemployed, the distributed amount plus interest thereon at the rate of 5% (or at a rate which may later be specified by regulations or by law) per annum compounded annually from the date of distribution to the date of repayment.

                                       V.

                              RETIREMENT BENEFITS

         5.1  NORMAL RETIREMENT.

                 (a) A Member whose employment terminates, for a reason other than death, on or after his Normal Retirement Date shall be entitled to receive, as of such date, a retirement benefit, payable at the time and in a form provided in Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following the date of his Retirement, each monthly payment being equal to the sum of (1) and (2) below:

                          (1) one-twelfth of 1.25% of his Average Annual Plan Compensation multiplied by his years of Benefit Accrual Service plus 0.35% of his Average Annual Plan Compensation in excess of 125% of his Average Annual Covered Compensation multiplied by his years of Benefit Accrual Service not in excess of thirty-five years; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

                 (b) With respect to any Member who is to receive his benefit pursuant to Paragraph (a) above, such Member's Annuity Starting Date shall be the first day of the month coinciding with or next following the date of the Member's Retirement.

                 (c) The Committee shall furnish any Member who continues his employment with any Controlled Entity beyond his Normal Retirement Date with the notification described in section 2530.203-3 of the Labor Department Regulations relating to the Act. Upon such Member's termination of employment, his Article IX benefit shall be increased to the extent required, if at all, under such regulations to avoid the effecting of a permanent withholding of benefits during such Member's post Normal Retirement Date employment.

         5.2  EARLY RETIREMENT.

                 (a) A Member whose employment terminates on or after his Early Retirement Date and prior to his Normal Retirement Date, for a reason other than because of death or because he has become Totally and Permanently Disabled, shall be entitled to receive, as of such Member's Normal Retirement Date, a retirement benefit, payable at the time and in a form provided in
Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following his Normal Retirement Date, each monthly payment being equal to the sum of (1) and (2) below:

                          (1) one-twelfth of 1.25% of his Average Annual Plan Compensation (determined as of the date of his termination of employment) multiplied by his years of Benefit Accrual Service (determined as of the date of his termination of employment) plus 0.35% of such Average Annual Plan Compensation in excess of 125% of his Average Annual Covered Compensation (determined as of the date of his termination of employment) multiplied by such years of Benefit Accrual Service which are not in excess of thirty-five years; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his Normal Retirement Date into a single life annuity on an Actuarially Equivalent basis.

                 (b) If such Member requests the Committee to authorize the commencement of his Article IX benefit as of the first day of the month coinciding with or next following the date of his Retirement, or as of the first day of any subsequent month which precedes his Normal Retirement Date, such Member shall be entitled to receive his Article IX benefit as of the first day of the month so requested, and the value thereof shall be the sum of (1) and (2) below:

                          (1) the monthly amount determined pursuant to (a)(1) above but reduced to reflect such Member's younger age and the earlier commencement of payments by multiplying each such monthly payment in accordance with the following schedule:

                 *AGE AT COMMENCEMENT                       MULTIPLIER
                  -------------------                       ----------
                     60 or older                                100%
                     59                                        96.5%
                     58                                        93.0%
                     57                                        89.5%
                     56                                        86.0%
                     55                                        82.5%

                 (*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by a pro rata adjustment as determined by the Committee; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his selected Annuity Starting Date on an Actuarially Equivalent basis.

Any request, pursuant to this Paragraph, for early commencement of benefit payments must be made by filing with the Committee the form prescribed by the Committee at least 30 days prior to the date of such commencement and no such request may be withdrawn by a Member after commencement of payment of his
Article IX benefit.

                 (c) With respect to any Member who is to receive his benefit pursuant to Paragraph (a) above, such Member's Annuity Starting Date shall be the first day of the month coincident with or next following his Normal Retirement Date; provided that he has given the Committee at least thirty days advance notice that he is electing such date as his Annuity Starting Date. With respect to any Member who is to receive early commencement of his benefit pursuant to Paragraph (b) above, such Member's Annuity Starting Date shall be the first day of the month so requested.

                                      VI.

                              DISABILITY BENEFITS

         6.1  DISABILITY BENEFITS.

                 (a) In the event a Member's employment terminates prior to his Normal Retirement Date while he is an Eligible Employee and employed by a Final Average Pay Employer because he has become Totally and Permanently Disabled, such Member shall receive Benefit Accrual Service while he remains so disabled prior to his Annuity Starting Date and shall be entitled to receive, as of his selected Annuity Starting Date, a disability retirement benefit, payable at the time and in a form provided in Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the Member's selected Annuity Starting Date, each monthly payment being equal to the sum of (1) and (2) below:

                          (1) one-twelfth of 1.25% of the Average Annual Plan Compensation he would have had if he had received during his period of disability Plan Compensation equal to the monthly average of his Plan Compensation for the twelve-month period immediately preceding the date he incurred his disability multiplied by his years of Benefit Accrual Service plus 0.35% of such Average Annual Plan Compensation in excess of 125% of the Average Annual Covered Compensation he would have had if he had received during period of his disability monthly Plan Compensation equal to the monthly average of his Plan Compensation for the twelve-month period immediately preceding the date he incurred his disability multiplied by his years of Benefit Accrual Service not in excess of thirty-five years; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

                 (b) In the event a Member's employment terminates prior to his Normal Retirement Date while he is an Eligible Employee and employed by a Cash Balance Employer because he has become Totally and Permanently Disabled, such Member shall continue to receive Cash Balance Accruals pursuant to Section 4.2(e) while he remains so disabled prior to his Annuity Starting Date and shall be entitled to receive, as of his selected Annuity Starting Date, a disability retirement benefit, payable at the time and in a form provided in
Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the Member's selected Annuity Starting Date, each monthly payment being equal to the sum of (1) and (2) below:

                          (1) the monthly amount of any Final Average Pay Benefit, if any, which, although, based upon Benefit Accrual Service completed prior to becoming employed by the Cash Balance Employer, shall reflect Average Annual Plan Compensation and Average Annual Covered Compensation calculated as if he had received, while he remained so disabled prior to his Annuity Starting Date, monthly Plan Compensation equal to the monthly average of his Plan Compensation for the twelve-month period immediately preceding the date he became so disabled; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

                 (c) With respect to any Member who is to receive his benefit pursuant to Paragraphs (a) or (b) above, such Member's Annuity Starting Date shall be the first day of any month from and after the date he attains the age of fifty-five as elected by such Member, provided that such Member has given the Committee at least thirty days advance written notice of his selected Annuity Starting Date, and if the Member has completed at least five years of Benefit Accrual Service, the portion of his benefit computed under Paragraph
(a)(1) or (b)(1) above shall be reduced in accordance with the schedule contained in Section 5.2(b)(1) instead of the schedule contained in Section 7.2(d)(1).

         6.2  POST DISABILITY.

                 (a) If a Member who has been Totally and Permanently Disabled ceases to be so disabled prior to his Annuity Starting Date, no disability retirement benefits shall be paid to such Member pursuant to Section 6.1.

                 (b) In the event a Member ceases to be Totally and Permanently Disabled prior to his Annuity Starting Date, for purposes of determining eligibility for and the amount of any Plan benefit to which such Member may subsequently become entitled, such Member shall be credited with Vesting Service for the period he remained so disabled as if his employment had continued through such period and, in the case of a Final Average Pay Benefit, shall be assumed to have received during such period monthly Plan Compensation equal to the monthly average of his Plan Compensation for the twelve-month period immediately preceding the date he became Totally and Permanently Disabled.

                                      VII.

                               SEVERANCE BENEFITS

         7.1 NO BENEFITS UNLESS HEREIN SET FORTH. Except as set forth in this Article, upon termination of employment of a Member for any reason other than Retirement, death or having become Totally and Permanently Disabled, such Member shall acquire no right to any benefit from the Plan or the Trust Fund.

         7.2  SEVERANCE BENEFIT.

                 (a) For purposes of this Section, a Member's Vested Interest shall be determined by such Member's full years of Vesting Service in accordance with the following schedule:

                 FULL YEARS OF VESTING SERVICE                VESTED INTEREST
                 -----------------------------                ---------------
                 Less than 5 years                                 0%
                           5 years or more                       100%

With respect to any Member who was a participant in the Plan on the day prior to the Effective Date, in no event shall such Member's nonforfeitable percentage after the Effective Date be less than such nonforfeitable percentage would have been had the Plan provisions prior to such date been in effect.

                 (b) Paragraph (a) above notwithstanding, a Member shall have a 100% Vested Interest upon attainment while employed of his Normal Retirement Date.

                 (c) A Member whose employment terminates, for a reason other than because of Retirement, death or having become Totally and Permanently Disabled shall be entitled to receive, as of such Member's Normal Retirement Date, a severance benefit, payable at the time and in a form provided in
Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following his Normal Retirement Date, each monthly payment being equal to the sum of (1) and (2) below:

                          (1) one-twelfth of 1.25% of his Average Annual Plan Compensation (determined as of the date of his termination of employment) multiplied by his years of Benefit Accrual Service (determined as of the date of his termination of employment) plus 0.35% of such Average Annual Plan Compensation in excess of 125% of his Average Annual Covered Compensation (determined as of the date of his termination of employment) multiplied by such years of Benefit Accrual Service not in excess of thirty-five years; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his Normal Retirement Date into a single life annuity on an Actuarially Equivalent basis.





                                     VII-1

                 (d) If the present value of a Member's Vested Interest in his severance benefit exceeds $10,000 and such Member requests the Committee to authorize the commencement of such benefit as of the first day of the month coinciding with or next following his fifty-fifth birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, such Member shall be entitled to receive his severance benefit as of the first day of the month so requested and each monthly payment of such benefit shall be the sum of (1) and (2) below:

                          (1) The monthly amount determined pursuant to (c)(1) above, but reduced to reflect such Member's younger age and the earlier commencement of payments by multiplying each such monthly payment in accordance with the following schedule (prorated in the case of fractional months):

                 *AGE AT COMMENCEMENT                       MULTIPLIER
                  -------------------                       ----------
                     65 or older                                100%
                     64                                        93.3%
                     63                                        86.7%
                     62                                        80.0%
                     61                                        73.3%
                     60                                        66.7%
                     59                                        63.3%
                     58                                        60.0%
                     57                                        56.7%
                     56                                        53.3%
                     55                                        50.0%

                 (*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by a pro rata adjustment as determined by the Committee; and

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his selected Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

If the present value of a Member's Vested Interest in his severance benefit is equal to or less than $10,000 but greater than $3,500 and such Member requests the Committee to authorize the commencement of such benefit as of the first day of the month coinciding with or next following the date of his termination of employment, or as of the first day of any subsequent month which precedes his Normal Retirement Date, such Member shall be entitled to receive his severance benefit as of the first day of the month so requested and each monthly payment of such benefit shall be the sum of (1) and (2) below:

                          (1) the monthly amount determined pursuant to (c)(1) above, but actuarially reduced to reflect such Member's younger age and the earlier commencement of payments;





                                     VII-2

                          (2) the monthly payment amount derived by converting his Cash Balance Accrual as of his selected Annuity Starting Date into a single life annuity commencing as of the selected Annuity Starting Date on an Actuarially Equivalent basis.

Any request, pursuant to this Paragraph, for early commencement of benefit payments must be made by filing with the Committee the form prescribed by the Committee at least 30 days prior to the date of such commencement and no such request may be withdrawn by a Member after commencement of payment of his
Article IX benefit.

                 (e) With respect to any Member who is to receive his benefit pursuant to Paragraph (c) above, such Member's Annuity Starting Date shall be the first day of the month coincident with or next following his Normal Retirement Date. With respect to any Member who is to receive early commencement of his benefit pursuant to Paragraph (d) above, such Member's Annuity Starting Date shall be the first day of the month so requested; provided that such Member has given the Committee at least thirty days advance written notice of such selected Annuity Starting Date.

         7.3  REGULAR VESTING SERVICE.

                 (a) For the period preceding the Effective Date, an Employee shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Plan as it existed on the day prior to the Effective Date.

                 (b) On and after the Effective Date, subject to the remaining Paragraphs of this Section, an Employee shall be credited with Vesting Service in an amount equal to his aggregate Periods of Service whether or not such Periods of Service are completed consecutively.

                 (c) Paragraph (b) above notwithstanding, if an Employee terminates his Service (other than during a leave of absence) and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of his Severance from Service Date, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.

                 (d) Paragraph (b) above notwithstanding, if an Employee terminates his Service during a leave of absence and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of the beginning of such leave of absence, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.

                 (e) In the case of an Employee who terminates employment at a time when he does not have any Vested Interest but who then incurs a Period of Severance which equals or exceeds the greater of (1) five years or (2) his Period of Service prior to such Period of Severance, such Employee's Period of Service completed before such Period of Severance shall be disregarded in determining his years of Vesting Service.

         7.4 SPECIAL VESTING SERVICE. For the period preceding the Effective Date, any individual who was employed by Associated Natural Gas, Inc. shall be credited with Vesting Service in an amount equal to all years of Service credited to him for vesting purposes under the terms of the Associated Natural Gas, Inc. Retirement Savings Plan for such period.





                                     VII-3

                                     VIII.

                                 DEATH BENEFITS

         8.1  BEFORE ANNUITY STARTING DATE.

                 (a) Except as provided in this Section 8.1, no benefits shall be paid pursuant to this Plan with respect to any Member who dies prior to his Annuity Starting Date.

                 (b) If a Member dies on or after completing five years of Vesting Service but prior to completing ten years of Benefit Accrual Service (or ten years of Service which would have constituted Benefit Accrual Service had the Member always been employed by a Final Average Pay Employer) and while employed or while Totally and Permanently Disabled and is survived by an Eligible Surviving Spouse, such Eligible Surviving Spouse shall be entitled to receive a single life annuity consisting of monthly payments for the life of the Eligible Surviving Spouse. The monthly payment amount of such single life annuity shall be equal to the sum of (1) and (2) below:

                          (1) 50% of the monthly payment amount attributable to the Final Average Pay Benefit the deceased Member would have received if his Plan benefit expressed in the standard form described in Section 9.2(a) had commenced as of the date of his death, determined by applying the following early commencement multipliers in lieu of the early commencement multipliers of Sections 5.2(b) and 7.2(d):

            AGE AT                                   AGE AT
         COMMENCEMENT         MULTIPLIER          COMMENCEMENT         MULTIPLIER
              20                  1 .8%                30                  4.0
              21                  2 .0                 31                  4.4
              22                  2 .1                 32                  4.8
              23                  2 .3                 33                  5.2
              24                  2 .5                 34                  5.6

              25                  2 .7                 35                  6.1
              26                  2 .9                 36                  6.6
              27                  3 .2                 37                  7.2
              28                  3 .4                 38                  7.8
              29                  3 .7                 39                  8.5

              40                  9 .2%                50                 21.9
              41                  10.0                 51                 24.0
              42                  10.9                 52                 26.4
              43                  11.9                 53                 28.9
              44                  12.9                 54                 31.8





                                     VIII-1

              45                  14.1                 55                 82.5
              46                  15.4                 56                 86.0
              47                  16.8                 57                 89.5
              48                  18.3                 58                 93.0
              49                  20.0                 59                 96.5

                                                  60 or older            100.0; and


                          (2) the monthly payment amount derived by converting 50% of the deceased Member's Cash Balance Accrual as of the date of his death into a single life annuity on an Actuarially Equivalent basis.

Payment of the survivor annuity provided by this Paragraph shall begin as of the first day of the first month coinciding with or next following the Member's date of death and shall end as of the first day of the month in which the death of the Eligible Surviving Spouse occurs. Notwithstanding the foregoing, in the absence of consent by such Member's Eligible Surviving Spouse, payment of such survivor annuity may not begin prior to the date such Member would have reached his Normal Retirement Date. In the event of such deferral, the amount of the survivor annuity attributable to the deceased Member's Final Average Pay Benefit shall be increased on an Actuarially Equivalent basis to reflect such deferred commencement and the portion of such survivor annuity attributable to the deceased Member's Cash Balance Benefit shall be increased by crediting Cash Balance Accruals pursuant to Section 4.2 until commencement of payment of such survivor annuity. No death benefit shall be paid pursuant to this Paragraph if a deceased Member's Eligible Surviving Spouse elects to defer commencement of payment of death benefits owed pursuant to this Paragraph and dies prior to such commencement of payment.

                 (c) If a Member dies on or after completing ten years of Benefit Accrual Service and while employed or while Totally and Permanently Disabled and is survived by an Eligible Surviving Spouse, such Eligible Surviving Spouse shall be entitled to receive a single life annuity consisting of monthly payments for the life of the Eligible Surviving Spouse. The monthly payment amount of such single life annuity shall be equal to the sum of (1) and
(2) below:

                          (1) 75% of the monthly payment amount attributable to the Final Average Pay Benefit the deceased Member would have received if his Plan benefit expressed in the form of a single life annuity had commenced as of the date of his death without reduction for commencement prior to his Normal Retirement Date; and

                          (2) the monthly payment amount derived by converting 75% of the deceased Member's Cash Balance Accrual as of the date of his death into a single life annuity on an Actuarially Equivalent basis.

Payment of the survivor annuity provided by this Paragraph shall begin with the first day of the first month coinciding with or next following the Member's date of death and shall end as of the first day of the month in which the death of the Eligible Surviving Spouse occurs. Notwithstanding the foregoing, in the absence of consent by such Member's Eligible Surviving Spouse, payment of such





                                     VIII-2
survivor annuity may not begin prior to the date such Member would have reached his Normal Retirement Date. In the event of such deferral, the portion of such survivor annuity attributable to the deceased Member's Cash Balance Benefit shall be increased by crediting Cash Balance Accruals pursuant to Section 4.2 until commencement of payment of such survivor annuity. No death benefit shall be paid pursuant to this Paragraph if a deceased Member's Eligible Surviving Spouse elects to defer commencement of payment of death benefits owed pursuant to this Paragraph and dies prior to such commencement of payment.

                 (d) A married Member with an Eligible Surviving Spouse shall have a survivor annuity paid to his Eligible Surviving Spouse in the event such Member dies with a Vested Interest before his Annuity Starting Date and if no death benefit is payable pursuant to Paragraph (b) or Paragraph (c) above with respect to such Member or if the death benefit provided pursuant to this Paragraph (d) is greater than the death benefit provided by Paragraph (b) or Paragraph (c), as applicable. The survivor annuity provided by this Paragraph shall be a single life annuity consisting of monthly payments for the life of the Eligible Surviving Spouse determined as follows:

                          (1) if such Member dies on or before reaching his Early Retirement Date and Normal Retirement Date, the death benefit such Eligible Surviving Spouse would have received had such deceased Member terminated his employment on the earlier of his actual date of termination of employment or his date of death, survived until the earlier of his Early Retirement Date or Normal Retirement Date, elected to begin receiving his Vested Interest in the standard form described in Section 9.2(a) beginning immediately at the earlier of his Early Retirement Date or Normal Retirement Date and died on the day after the day on which he would have reached the earlier of his Early Retirement Date or Normal Retirement Date; or

                          (2) if such Member dies after reaching his Early Retirement Date or Normal Retirement Date while employed, the death benefit such Eligible Surviving Spouse would have received had such deceased Member elected to receive his Vested Interest in the standard form described in Section 9.2(a) on the day prior to his date of death; or

                          (3) if such Member's employment terminates before such Member reaches his Early Retirement Date or Normal Retirement Date and such Member dies after reaching his Early Retirement Date or Normal Retirement Date, the death benefit such Eligible Surviving Spouse would have received had such deceased Member elected to receive his Vested Interest in the standard form described in Section 9.2(a) beginning on the day prior to his date of death.

Payment of the survivor annuity provided by this Paragraph shall begin as of the first day of the month coinciding with or next following the later of (1) the Member's date of death or (2) the date the Member reached or would have reached the earlier of his Early Retirement Date or Normal Retirement Date and shall end as of the first day of the month in which the death of the Eligible Surviving Spouse occurs; provided, however, that a Member's Eligible Surviving Spouse may elect for payment of such survivor annuity to begin with the first day of the first month coinciding with or next following the Member's date of death, in which event the Cash Balance Accrual portion of such





                                     VIII-3
survivor annuity shall be based upon the deceased Member's Cash Balance Accrual as of the date of his death and the Final Average Pay Benefit portion of such survivor annuity shall be reduced by an Actuarially Equivalent basis to reflect such earlier commencement. Notwithstanding the foregoing, in the absence of consent by such Member's Eligible Surviving Spouse, payment of such survivor annuity may not begin prior to the date such Member would have reached his Normal Retirement Date. In the event of such deferral, the amount of the survivor annuity shall be increased on an Actuarially Equivalent basis to reflect such deferred commencement. No death benefit shall be paid pursuant to this Paragraph if a deceased Member's Eligible Surviving Spouse elects to defer commencement of payment of death benefits owed pursuant to this Paragraph and dies prior to such commencement of payment.

                 (e) If a Member dies on or after completing five years of Vesting Service and is not survived by an Eligible Surviving Spouse and is not entitled to a death benefit pursuant to Paragraph (f) below, such Member's beneficiary designated pursuant to Section 9.6 shall be entitled to receive a single life annuity for the life of such designated beneficiary equal to the monthly payment amount derived by converting 50% of the deceased Member's Cash Balance Accrual as of the date of his death into a single life annuity on an Actuarially Equivalent basis. Payment of the survivor annuity provided by this Paragraph shall begin as of the first day of the first month coinciding with or next following the Member's date of death and shall end as of the first day of the month in which the death of the designated beneficiary occurs. Notwithstanding the foregoing, the Member's designated beneficiary may defer commencement of payment of survivor annuity until the first day of any month preceding the date the deceased Member would have reached his Normal Retirement Date. In the event of such deferral, the amount of the survivor annuity payable to the Member's deceased beneficiary shall be increased by crediting Cash Balance Accruals pursuant to Section 4.2 for the period between the date of the deceased Member's death and the date of commencement of payment to the designated beneficiary of such survivor annuity. No death benefit shall be paid pursuant to this Paragraph if a deceased Member's designated beneficiary elects to defer commencement of payment of death benefits owed pursuant to this Paragraph and dies prior to such commencement of payment.

                 (f) If a Member dies on or after completing ten years of Benefit Accrual Service and while employed or while Totally and Permanently Disabled and is not survived by an Eligible Surviving Spouse, such deceased Member's beneficiary designated pursuant to Section 9.6 shall be entitled to receive a single life annuity consisting of monthly payments for the life of the designated beneficiary equal to the monthly payment amount derived by converting 75% of the deceased Member's Cash Balance Accrual as of the date of his death into a single life annuity on an Actuarially Equivalent basis. Payment of the survivor annuity provided by this Paragraph shall begin as of the first day of the first month coinciding with or next following the Member's date of death and shall end as of the first day of the month in which the death of the designated beneficiary occurs. Notwithstanding the foregoing, the Member's designated beneficiary may defer commencement of payment of survivor annuity until the first day of any month preceding the date the deceased Member would have reached his Normal Retirement Date. In the event of such deferral, the amount of the survivor annuity payable to the Member's deceased beneficiary shall be increased by crediting Cash Balance Accruals pursuant to Section 4.2 for the period between the date of the deceased Member's death and the date of commencement of payment to the designated beneficiary of such survivor annuity. No death benefit shall be paid pursuant to this Paragraph if a deceased Member's designated





                                     VIII-4
beneficiary elects to defer commencement of payment of death benefits owed pursuant to this Paragraph and dies prior to such commencement of payment.

         8.2 AFTER ANNUITY STARTING DATE. With respect to any Member who dies on or after his Annuity Starting Date, whether or not payment of his benefit has actually begun, the only benefit payable pursuant to this Plan shall be that, if any, provided for his beneficiary pursuant to the form of Article IX benefit he was receiving or about to receive.

         8.3  CASH-OUT OF DEATH BENEFIT.

                 (a) If a Member dies prior to his Annuity Starting Date and his Eligible Surviving Spouse or beneficiary is entitled to a death benefit pursuant to this Article VIII and the present value of such death benefit is not in excess of $3,500, such present value shall be paid in a lump sum payment in lieu of any other benefit herein provided and without regard to the spousal consent requirement of Section 8.1. Any payment pursuant to this Paragraph (a) shall be made as soon as administratively feasible following the Member's date of death, but no later than the close of the second Plan Year following the Plan Year in which such Member dies.

                 (b) If a Member dies prior to his Annuity Starting Date and his Eligible Surviving Spouse or beneficiary is entitled to a death benefit pursuant to Paragraph (b), (c), (e), or (f) of Section 8.1 and the present value of such death benefit is more than $3,500, such Eligible Surviving Spouse or beneficiary may elect to have such present value paid in a lump sum in lieu of any other benefit herein provided. In the case of a death benefit payable as a survivor annuity to a Member's Eligible Surviving Spouse, within a reasonable time after written request by such Eligible Surviving Spouse for the lump sum payment, the Committee shall provide to such Eligible Surviving Spouse a written explanation of the survivor annuity form otherwise payable and the financial effect of electing such lump sum payment.

         8.4 SPECIAL TRANSITIONAL PROVISION. With respect to any married former Member who terminated employment prior to August 23, 1984, if such Member (1) had at least one Hour of Service in the first Plan Year beginning on or after January 1, 1976, (2) had completed at least ten years of service under the Plan, (3) had not reached the earlier of his Early Retirement Date or Normal Retirement Date as of the date of his termination, and (4) has not reached his Annuity Starting Date as of August 23, 1984, then such Member shall have a survivor annuity paid to his Eligible Surviving Spouse in the event such Member dies before his Annuity Starting Date. Such survivor annuity shall be as described pursuant to Section 8.1(d) without regard to the death benefit provided in Section 8.1(c).





                                     VIII-5

                                      IX.

                              PAYMENT OF BENEFITS

         9.1  TIME OF PAYMENT.

                 (a) Payment of benefits under the Plan to a Member (other than death benefits payable pursuant to Article VIII) shall commence as of such Member's Annuity Starting Date, but the first payment shall be made no earlier than the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to Section 9.2(a) has been furnished to the Participant.

                 (b) Plan provisions to the contrary notwithstanding, commencement of a Member's benefit payments shall not occur:

                          (1) unless such Member consents (and, if such Member has an Eligible Surviving Spouse, unless such Eligible Surviving Spouse consents (with such consent being irrevocable) in accordance with the requirements of section 417 of the Code and applicable Treasury Regulations thereunder) within ninety days of his Annuity Starting Date, prior to such Member's Normal Retirement Date;

                          (2) unless such Member elects, after the sixtieth day following the close of the Plan Year during which such Member attains, or would have attained, the age of sixty-five or, if later, terminates employment; or

                          (3) at a time or in a manner inconsistent with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder and shall in no event occur:

                                  (A)  In the case of a Member who attains the
                 age of seventy and one-half prior to January 1, 1988 and is not a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which such Member attains the age of seventy and one-half, after April 1st following the later of (i) the calendar year in which such Member attains the age of seventy and one-half, or (ii) the calendar year in which such Member terminates his employment, or if such Member becomes a "five-percent owner" following the end of such five Plan Year period, April 1st of the calendar year following the calendar year in which such Member becomes a "five-percent owner;"

                                  (B)  In the case of a Member who does not
                 attain the age of seventy and one-half prior to January 1, 1988 or is a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which such Member attains the age of seventy and one-half, after

                 April 1st of the calendar year following the calendar year in which such Member attains the age of seventy and one-half; and

                                  (C)  In the case of a Member who becomes
                 entitled to a benefit pursuant to Article VIII, after the last day of the five-year period following the death of such Member; provided, however, if such Member's beneficiary is his surviving spouse, the Annuity Starting Date may be deferred until the date upon which such Member would have attained the age of seventy and one-half, unless such surviving spouse dies before payments commence, in which case the Annuity Starting Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse.

Further, the preceding provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury Regulations thereunder.

                 (c) Consent of the Member's Eligible Surviving Spouse under Paragraph (b)(1) shall not be required if the Member's benefit is to be paid in the form of the standard benefit described in Section 9.2(a). The Committee shall furnish certain information pertinent to a Member's consent under Paragraph (b)(1) to each Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury Regulations) and no more than ninety days before his Annuity Starting Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Member of his right to defer his Annuity Starting Date and of his transfer right pursuant to Section 9.5, if applicable.

                 (d) Subject to the provisions of Paragraph (b)(2) above, a Member's Annuity Starting Date shall not occur while the Member is employed by any Controlled Entity.

                 (e) Paragraphs (a), (b)(1) and (b)(2) notwithstanding, a Member may elect to defer his Annuity Starting Date beyond the date specified in such Paragraphs, subject to the provisions of Paragraph (b)(3), by submitting to the Committee a written statement, signed by the Member, which describes the benefit and the date on which the payment of such benefit shall commence.

         9.2  STANDARD AND ALTERNATIVE BENEFITS FOR MEMBERS.

                 (a) For purposes of Article V, VI or VII, the standard form of benefit for any Member who is married on his Annuity Starting Date shall be a joint and survivor annuity. Such joint and survivor annuity shall be an annuity which is payable for the life of the Member with a survivor annuity for the life of the Member's Eligible Surviving Spouse which shall be 50% of the amount of the annuity payable during the joint lives of the Member and the Eligible Surviving Spouse. The standard form of benefit for any Member who is not married on his Annuity Starting Date shall be the benefit described in
Article V, VI or VII, whichever is applicable to such Member.

         Any Member who would otherwise receive the standard form of benefit may elect not to take his benefit in such form by executing the benefit election form prescribed by the Committee during the election period described below. Any election may be revoked and subsequent elections may be made or revoked at any time during such election period.

         The Committee shall furnish certain information pertinent to this
Section 9.2(a) election, to each Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury Regulations) and no more than ninety days before his Annuity Starting Date. The furnished information shall be written in nontechnical language and shall include an explanation of (1) the terms and conditions of the standard benefit, (2) such Member's right to make an election not to take his benefit in the standard form and the effect of such an election, (3) the rights of such Member's Eligible Surviving Spouse, if any,
(4) the right to revoke any such election and the effect of such revocation,
(5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph
(c) below, and (6) sufficient additional information to explain the relative values of such alternative forms of benefit. The period of time during which a Member may make or revoke the election described in this Section 9.2(a) shall be the ninety-day period ending on such Member's Annuity Starting Date provided that such election may also be revoked at any time prior to the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to this Paragraph has been furnished to the Member.

                 (b) Notwithstanding anything to the contrary herein, an election by a married Member not to receive the standard benefit as provided in
Section 9.2(a) shall not be effective unless (1) such Member's Eligible Surviving Spouse has consented thereto in writing (including consent to the specific designated beneficiary, if any, to receive payments following the Member's death and to the specific benefit form elected, if any, which designation and election may not subsequently be changed by the Member without spousal consent) and such consent acknowledges the effect of such election and is witnessed by a Plan representative (other than the Member) or a notary public, or (2) such consent may not be obtained because such Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury Regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

                 (c) For purposes of Article V, VI or VII, the benefit for any Member who has elected not to receive the standard benefit set forth in Section 9.2(a) shall be paid in one of the following alternative forms to be selected by such Member or, in the absence of such selection, by the Committee prior to his Annuity Starting Date; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder:

                          (1) A single life annuity for the life of such Member.

                          (2) An annuity for the life of the Member and continuing at a 75% or 100% rate for the life of the Member's Eligible Surviving Spouse; provided, however, that in no event shall the period of payment of any such annuity exceed the greater of (A) the life expectancy of the Member or (B) the joint life expectancy of the Member and his designated beneficiary.

                          (3)  A lump sum.

                          (4) An annuity for a term certain of five years or ten years and continuous for the life of the Member if he survives such term certain; provided, however, that the present value of the payments actuarially expected to be made to the Member shall be more than 50% of the present value of the total payments actuarially expected to be made to the Member and his designated beneficiary; and provided, further that the period of payment of such annuity shall not exceed the greater of (A) the life expectancy of the Member or (B) the joint life expectancy of the Member and his designated beneficiary.

         9.3 LEVEL INCOME OPTION. If payment of a Member's Article IX benefit commences prior to the earliest age as of which such Member will become eligible for an Old-Age Insurance Benefit under the Social Security Act, any portion of such Member's Article IX benefit is attributable to the period of employment with a Final Average Pay Employer and such Member elects payment of such Article IX benefit in the form of a single life annuity or an annuity for the life of the Member and continuing at a 50% rate for the life of his Eligible Surviving Spouse, at the request of the Member the amount of the payments of the Article IX benefit may be adjusted so that an increased amount will be paid prior to such age and a reduced amount thereafter; the purpose of this adjustment is to enable the Member to receive, from this Plan and under the Social Security Act, an aggregate income in approximately a level amount for life.

         9.4 CASH-OUTS. If a Member terminates his employment and the present value of his Vested Interest is not in excess of $3,500, such present value shall be paid to such terminated Member in lieu of any other benefit herein provided and without regard to the consent requirements of Section 9.1(b)(1) and the election and spousal consent requirements of Section 9.2. If a Member terminates his employment and the present value of his Vested Interest is greater than $3,500 but is not more than $10,000, such present value shall be paid to such terminated Member in lieu of any other benefit herein provided if the Member and the Member's Eligible Surviving Spouse, if any, consent to payment of same in accordance with Sections 9.1(b)(1) and 9.2. Any such payment shall be made as soon as administratively feasible following such Member's termination of employment but not later than the close of the second Plan Year following the Plan Year in which such Member terminated his employment. The provisions of this Section shall not be applicable to a Member following his Annuity Starting Date.

         9.5  DIRECT ROLLOVER ELECTION.

                 (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, if less than 100% of the Member's Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any

Direct Rollover pursuant to this Section, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

                 (b) No less than thirty days and no more than ninety days before his Annuity Starting Date, the Committee shall inform the Distributee of his Direct Rollover right pursuant to this Section. A distribution or Direct Rollover of the Distributee's benefit may commence less than thirty days after such notice is given, provided that (1) the Committee clearly informs the Distributee that the Distributee has a right to a period of at least thirty days after receiving the notice to consider the decision of whether or not to elect a Direct Rollover and (2) the Distributee, after receiving the notice, affirmatively elects either a distribution or a Direct Rollover or a combination thereof.

         9.6  SPECIAL DISTRIBUTION LIMITATIONS.

                 (a) For purposes of this Section, the following terms shall have the following meanings:

                          (1) "Benefit" of a Member includes (A) loans from the Plan in excess of the amounts set forth in section 72(p)(2)(A) of the Code, (B) any periodic income from the Plan, (C) any Plan withdrawal values payable to a living Member and (D) any death benefits from the Plan not provided for by insurance on the Member's life.

                          (2) "Current Plan Liabilities" means with respect to a Plan Year the amount described in section 412(1)(7) for such Plan Year.

                          (3) "Restricted Member" includes with respect to a Plan Year any Member who during such Plan Year is (A) either a "highly compensated employee," as such term is defined in section 414(q) of the Code, or a "highly compensated former employee," as such term is defined in section 414(q)(9) of the Code, and (B) is one of the twenty-five most highly compensated (based on compensation, within the meaning of section 414(s) of the Code, received from the Company or a Controlled Entity) of such individuals.

                 (b) The annual payments from the Plan to a Restricted Member for a Plan Year may not exceed an amount equal to the annual payments that would be made on behalf of such Restricted Member under a single life annuity that is the Actuarial Equivalent of the sum of (1) the Restricted Member's Final Average Pay Benefit and Cash Balance Benefit and (2) the Restricted Members' Benefits under the Plan other than his Final Average Pay Benefit and Cash Balance Benefit. The provisions of this Paragraph shall not apply if after payment to a Restricted Member of his Benefits, the value of the assets of the Trust equals or exceeds 110% of the value of Current Plan Liabilities or the value of his Benefits is less than 1% of the value of Current Plan Liabilities.

         9.7  BENEFICIARIES.

                 (a) Subject to the restrictions of Section 9.2(b), each Member shall have the right to designate the beneficiary or beneficiaries to receive any continuing payments in the event such Member's Article IX benefit is payable in a form whereby payments could continue beyond such Member's death. Each such designation shall be made on the form prescribed by the Committee and shall be filed with the Committee. Any such designation may be changed at any time prior to the Member's Annuity Starting Date by executing a new designation and filing same with the Committee. If a Member's Article IX benefit is payable in a form whereby payments could continue beyond such Member's death, a Member may change such designation after his Annuity Starting Date if, and only if, the amount of his monthly Plan benefit payments were not determined in part by reference to the life of his designated beneficiary. If no beneficiary designation is on file with the Committee at the time of the death of the Member or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such continuing payments shall be as follows:

                          (1) If a Member leaves a surviving spouse, any death benefit or continuing payments shall be paid to such surviving spouse;

                          (2) If a Member leaves no surviving spouse, any death benefit or continuing payments shall be paid to such Member's executor or administrator.

                 (b) Each Member shall have the right to designate the beneficiary or beneficiaries to receive any benefit payable with respect to such Member pursuant to Sections 8.1(e) and (f). Each such designation shall be made on the form prescribed by the Committee and shall be filed with the Committee. Any such designation may be changed at any time by executing a new designation and filing same with the Committee. If no such designation is on file with the Committee at the time of the death of the Member or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such continuing payments shall be paid to such Member's executor or administrator.

         9.8  REEMPLOYMENT OF MEMBERS.

                 (a) Upon reemployment on a full-time and permanent basis of a Member who had previously terminated employment and who was to receive or had begun to receive payment of his Article IX benefit, the payments of his Article IX benefit shall be suspended during the period of such reemployment. Upon reemployment on other than a full-time and permanent basis of a Member who had previously terminated employment and who was to receive or had begun to receive payment of his Article IX benefit, the payments of his Article IX benefit shall continue as if such reemployment had not occurred. Upon termination of any Member's reemployment, whether or not the payments of his Article IX benefit were suspended during such reemployment, such Member's Article IX benefit shall be computed pursuant to the applicable provisions of the Plan as follows:

                          (1) The Member's recomputed Article IX benefit shall take into account all of the Member's years of Benefit Accrual Service and all of the Member's Cash Balance

         Accruals including years of Benefit Accrual Service and Cash Balance Accruals earned during his period of reemployment and years of Benefit Accrual Service and Cash Balance Accruals earned prior to his earlier termination of employment.

                          (2) Such recomputed benefit shall then be reduced by the Actuarial Equivalent of the accumulated benefit payments received by the Member prior to his current termination of employment. Solely for purposes of determining Actuarial Equivalence under this Paragraph
         (a)(2), an interest rate of 5.0% shall be used in lieu of the rate otherwise defined in Section 1.1(3).

                          (3)  In no event shall the Member's recomputed
         Article IX benefit be less than the Actuarial Equivalent of the benefit the Member was to receive or was receiving as of his date of employment.

                 (b) In the case of any such Member whose reemployment on a full-time and permanent basis occurs on or after his Normal Retirement Date and whose Article IX benefit payments are to be suspended pursuant to Paragraph (a) above, the Committee shall furnish such Member with the notification described in section 2530.203-3 of the Labor Department regulations relating to the Act. Upon such Member's termination of reemployment, his Article IX benefit shall be increased to the extent required, if at all, under such regulations to avoid the effecting of a prohibited forfeitures of benefits by virtue of such suspension during such Member's post-Normal Retirement Date reemployment.

         9.9 ACTUARIAL EQUIVALENCY. With respect to any benefit payable pursuant to the Plan with respect to a Member, whichever form of payment is selected, the value of such benefit shall be the Actuarial Equivalent of the Member's Plan benefit determined pursuant to Article V, VI, VII or VIII, whichever is applicable.

         9.10 BENEFIT PAYMENT DEDUCTION ARRANGEMENTS. Effective as of his Annuity Starting Date or as of the first day of any subsequent month, a Member or his beneficiary may direct the Plan to pay all or a designated portion of his monthly Plan benefit payments to the administrator of the Panhandle Eastern Corporation Medical and Dental Plans in payment of the contributions required to be made by such Member or his beneficiary as a condition to coverage thereunder. Any benefit payment deduction arrangement established pursuant to this Section 9.10 shall be subject to the following conditions:

         (i) the arrangement may be revoked at any time by the Member or his beneficiary upon thirty days' written notice to the Committee;

         (ii) the arrangement may not accelerate or otherwise affect the time or form of payment of a Member's monthly Plan benefit payments; and

         (iii) no amounts will be paid from the Plan to the administrator of the Panhandle Eastern Corporation Medical and Dental Plans unless such administrator has filed with the Committee a blanket acknowledgement stating that the Panhandle Eastern Corporation Medical and

         Dental Plans have no enforceable right in or to any Plan benefit payment or portion thereof as a result of an arrangement established pursuant to this Section 9.10 (except to the extent of payments actually received pursuant to such arrangement).

         9.11 COMMERCIAL ANNUITIES. In any case where a benefit is to be paid in the form of an annuity, the Trustee may, upon proper direction by the Committee, purchase a commercial annuity contract and distribute such contract to the Member or beneficiary. Thereupon, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and such Member or beneficiary shall look solely to the company issuing such contract for such annuity payments. All certificates for commercial annuity benefits shall be nontransferable, except for surrender to the issuing company, and no benefit thereunder may be sold, assigned, discounted or pledged (other than as collateral for a loan from the company issuing same). Notwithstanding the foregoing, the terms of any such commercial annuity contract shall conform with the time of payment, form of payment and consent provisions of Articles VIII and IX.

         9.12 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Member, if the Committee is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored.

         9.13 CLAIMS REVIEW. In any case in which a claim for Plan benefits of a Member or beneficiary is denied or modified, the Committee shall within a reasonable period of time after receipt of such claim, furnish to the claimant a notice of its decision which shall:

                 (a) state the specific reason or reasons for the denial or modification,

                 (b) provide specific reference to pertinent Plan provisions on which the denial or modification is based,

                 (c) provide a description of any additional material or information necessary for the Member, his beneficiary or representative to perfect the claim and an explanation of why such material or information is necessary, and

                 (d) explain the Plan's claim review procedure as contained herein.

If such notice is not furnished to the claimant within a reasonable period of time following receipt of the claim by the Committee, the claim shall be deemed denied.

         In the event a claim for benefits is denied or modified, if the Member, his beneficiary or representative desires to have such denial or modification reviewed, he must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision. Within sixty days following such request for review the Committee shall, after providing a full and fair hearing, render its final decision in writing to the Member, his beneficiary or representative stating specific reasons for such decision. If special circumstances require an extension of such sixty-day period, the Committee's decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required, written notice of the extension shall be furnished to the Member, beneficiary or representative prior to the commencement of the extension period. The Committee's decision on review of an appealed claim shall be communicated to the appealing claimant in writing, shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the appealing claimant and shall include specific references to the pertinent Plan provisions on which such decision was based. If the Committee's decision on review of an appealed claim is not furnished to the claimant within the sixty-day period following the appealing claimant's request for review or the 120 days following such request if the sixty-day period is extended, the appealed claim shall be deemed denied on review.

                                       X.

                                SPECIAL BENEFITS

         10.1  CHANGE OF CONTROL BENEFITS.

                 (a) A Member who is credited with five years of Vesting Service but has not attained the age of fifty- five as of the date of his termination of employment and

                          (1) Whose employment is involuntarily terminated within three years after the effective date of a Change in Control (as defined in Section 10.2 below) due to business changes, consolidation of operations or elimination of positions; or

                          (2) Whose employment was terminated within three years after the effective date of a Change in Control (as defined in Section 10.2 below) and within sixty days after a reassignment to a lower salary grade, a reduction in eligibility to participate in employee benefit and compensation plans (including, but not limited to, incentive bonus or stock option plans), a reduction in job responsibility and/or authority, a request to relocate by more than twenty-five miles or a relocation of regular assigned work place by more than twenty-five additional miles from residence shall be entitled to commencement of an Article IX benefit computed in the manner described in Section 5.2(a) as of the first day of the month coinciding with or next following his fifty-fifth birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, but reduced to the percentage described in the following table instead of the table described in
Section 5.2(b) based upon the Member's years of Vesting Service and his age at the date of such commencement of payment:

                                     Years of Service
        Age (*) at       ----------------------------------------
        Date Benefit     25 Years     20 Years to    15 Years to      Under
        Commences         & Over        25 Years      20 Years       15 Years
        ---------        --------     ------------   -----------     --------
        65 or Older         100%            100%             100%         100%
        64                  100               99              98           97
        63                  100               98              96           94
        62                  100               97              94           91
        61                  97                94              91           88
        60                  94                91              88           85
        59                  91                88              85           82
        58                  88                85              82           79
        57                  85                82              79           76
        56                  82                79              76           73
        55                  79                76              73           70

(*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by a pro rata adjustment as determined by the Committee.

                 (b) A For purposes of Paragraph (a) above, a "Change in Control" shall mean a Change of Control of Panhandle Eastern Corporation. A Change in Control shall be deemed to have occurred if: (i) a third person, including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner (as so determined) of shares of Panhandle Eastern Corporation having 30% or more of the total number of votes that may be cast for the election of directors of Panhandle Eastern Corporation; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are directors of Panhandle Eastern Corporation before the Transaction shall cease to constitute a majority of the Board of Directors of Panhandle Eastern Corporation or any successor to Panhandle Eastern Corporation; or (iii) all or substantially all of the assets and business of Panhandle Eastern Corporation are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities.

         10.2  SOCIAL SECURITY SUPPLEMENT.

                 (a) An Eligible Member who, on January 1, 1995, is both alive and has not attained age 65, shall be entitled to a Social Security Supplement. The Social Security Supplement shall be $70 for each month during the Benefit Period, except that in the event of the Eligible Member's death or attainment of age 65 during the Benefit Period, the Eligible Employee shall not be entitled to the Social Security Supplement for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Social Security Supplement shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the deceased Eligible Member's estate) for a particular calendar year during the Benefit Period if the Eligible Member is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible and (ii) in an annuity form, the Social Security Supplement shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the deceased Eligible Member's estate) for a particular calendar month during the Benefit Period if the Eligible Member is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (b) In the case of an Eligible Member who dies during the Benefit Period and who is survived by a spouse who has not attained age 65 and to whom the Eligible Employee had been continuously married from the date as of which the Eligible Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Social Security Supplement. The Social Security Supplement shall be $35 for each month during the remaining portion of the Benefit Period that begins with the month immediately following the month during which the Eligible Member died, except that in the event of such spouse's death or attainment of age 65 during such remaining portion, such spouse shall not be entitled to the Social Security Supplement for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which another Social Security Supplement or a Supplemental Benefit has been paid with respect to the Eligible Member, and (ii) in an annuity form, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (c) In the case of an Eligible Member who died before January 1, 1995, and who is survived by a spouse who has not attained age 65 and to whom the Member had been continuously married from the date as of which the Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Social Security Supplement. The Social Security Supplement shall be $35 for each month during the Benefit Period, except that in the event of such spouse's death or attainment of age 65 during the Benefit Period, such spouse shall not be entitled to a Social Security Supplement for any month following the month during which such event occurred.
Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit has been paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible and (ii) in an annuity form, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (d) As used in this Section 10.2: the term "Eligible Member" means a Member (but not a Member who (i) retired from Petrolane Inc. or any of its subsidiaries or (ii) who prior to the attainment of age 55, retired from Halcon SD Group Inc., subsequently renamed Process Research and Development Company, or any of its subsidiaries) who became entitled to a Normal Retirement Benefit or an Early Retirement Benefit that commenced to be paid prior to February 1, 1991; the term "Benefit Period" means the twelve consecutive-month period beginning January 1, 1995 and ending December 31, 1995; the term "Social Security Supplement" means a benefit provided by this Section 10.2; and the term "Supplemental Benefit" means a benefit provided by Section 10.3 of the Plan.

         10.3  SUPPLEMENTAL BENEFIT.

                 (a) An Eligible Member who, on January 1, 1995, is both alive and has attained at least age 65, shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $35 for each month during the Benefit Period, except that in the event the Eligible Member dies during the

Benefit Period, the Eligible Member shall not be entitled to a Supplemental Benefit for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar year during the Benefit Period only if the Eligible Member is alive on July 1 of that calendar year, shall be paid in a single annualized payment and shall be paid as promptly following such date as administratively feasible and (ii) in an annuity form, a Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar month during the Benefit Period if the Eligible Member is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (b) In the case of an Eligible Member who attains age 65 during 1995, the Eligible Member shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $35 for each month during the remaining portion of the Benefit Period that begins immediately after the month during which the Eligible Member attained age 65, except that in the event the Eligible Member dies during the Benefit Period, the Eligible Member shall not be entitled to a Supplemental Benefit for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, a Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar year during the Benefit Period if the Eligible Member is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which a Social Security Supplement has been paid with respect to the Eligible Member and (ii) in an annuity form, a Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar month during the Benefit Period if the Eligible Member is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (c) In the case of an Eligible Member who has died before January 1, 1995, and who is survived by a spouse who before or during 1995 attains age 65 and to whom the Member had been continuously married from the date as of which the Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $17.50 for each month during the Benefit Period or, if such spouse attains age 65 during the Benefit Period, for each month during the portion of the Benefit Period that begins immediately after the month during which such spouse attained age 65, except that in the event such spouse dies during the Benefit Period, the Supplemental Benefit shall not be paid for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the respective Member's Normal or Early Retirement Benefit has been paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, a Supplemental Benefit shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which a Social Security Supplement or another Supplemental Benefit was paid with respect to the Eligible Member and (ii) in an annuity form, a special benefit payment shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (d) In the case of an Eligible Member who has died during 1995 and who is survived by a spouse who before or during 1995 attains age 65 and to whom the Member had been continuously married from the date as of which the Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $17.50 for each month during which the portion of the Benefit Period that begins immediately after the month during which the later of the Eligible Member's death or such spouse's attainment of age 65 occurs, except that in the event such spouse dies during the Benefit Period, such spouse shall not be entitled to a Supplemental Benefit for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit has been paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, a Supplemental Benefit shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which a Social Security Supplement or another Supplemental Benefit was paid with respect to the Eligible Member and (ii) in an annuity form, a Supplemental Benefit payment shall only be paid to such spouse (or, if such spouse is deceased, to the such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                 (e) As used in Section 10.3: the term "Eligible Member" shall mean a Member (but not a Member who (i) retired from Petrolane Inc. or any of its subsidiaries or (ii) who prior to attainment of age 55, retired from Halcon SD Group Inc., subsequently renamed Process Research and Development Company, or any of its subsidiaries) who became entitled to a Normal Retirement Benefit or an Early Retirement Benefit that commenced to be paid prior to February 1, 1991; the term "Benefit Period" means the consecutive-month period beginning January 1, 1995; the term "Social Security Supplement" means a benefit provided by Section 10.2 of the Plan; and the term "Supplemental Benefit" means a benefit provided by this Section 10.3.

         10.4  1995 VOLUNTARY EARLY RETIREMENT PROGRAM.

                (a)  Plan provisions to the contrary notwithstanding, any Member

                          (i)     who, during 1995, attains age 50 or any
                                  greater age,

                          (ii) who currently is actively participating in the Plan and is employed by (A) National Helium Corporation at a Liberal, Kansas work location, (B) Centana Energy Corporation (but excluding Gulf Coast Field Service Units at Winnie, Spindletop, and Port Arthur, Texas), or (iii) Associated Natural Gas, Inc. (but only if transferred from 1 Source Energy, Inc. on January 1, 1995),

                          (iii)   who irrevocably elects to terminate
                                  employment March 31, 1995 (or such later date, but not beyond July 31, 1995, as the employing Company may request) and whose employment terminates pursuant to such election, shall be entitled to have Plan benefits determined in accordance with Sections 10.4(b) and 10.4(c).

                 (b) A Member who meets the requirements of Section 10.4(a) shall be entitled to receive, as of such Member's Normal Retirement Date, a Final Average Pay Benefit which is the Actuarial Equivalent of a Pension commencing on the first day of the month coinciding with or next following the Member's Normal Retirement Date, each monthly payment of such Pension being computed in the manner provided in Section 5.1(a)(1) considering his Average Annual Plan Compensation and Average Annual Covered Compensation, to the date of his termination of employment, and his Benefit Accrual Service to the date of his termination of employment, plus five years of additional Benefit Accrual Service (or such shorter period of additional Benefit Accrual Service that does not cause total Benefit Accrual Service to exceed thirty-five years). If such Member requests the Committee to authorize the commencement of his Plan benefit as of the first day of the month coinciding with or next following the date of his Retirement, or as of the first day of any subsequent month which precedes his Normal Retirement Date, such Member shall be entitled to receive his Plan benefit as of the first day of the month so requested, and the value of the Final Average Pay Benefit portion thereof shall be the Actuarial Equivalent of a Pension commencing on the first day of the month so requested, each monthly payment of the Final Average Pay Benefit portion thereof being computed in the manner provided in Paragraph (a) above, but reduced to reflect such Member's younger age and the earlier commencement of payments by multiplying each such monthly payment in accordance with the following schedule:

                          *Age at Commencement               Multiplier
                           -------------------               ----------
                                  55 or older                    100%
                                  54                            96.5%
                                  53                            93.0%
                                  52                            89.5%
                                  51                            86.0%
                                  49-50                         82.5%

                          (*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by a pro rate adjustment as determined by the Company.

                 (c) A Member who meets the requirements of Section 10.4(a) and whose Annuity Starting Date precedes September 1, 1995 shall be entitled to have the lump sum payment of the Final Average Pay Benefit portion of his Plan benefit determined on the basis of an Applicable Interest Rate no less favorable to the Member than the interest rate or rates which would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of such Member's benefits under the Plan if the Plan had terminated with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation as of July 1, 1994, or January 1, 1995, whichever produces the greater lump sum payment.

                                      XI.

                      GRANDFATHERED AND PROTECTED BENEFITS

         11.1  PANHANDLE PLAN PRIOR TO EFFECTIVE DATE.

                 (a) Any Member who was a participant in the Panhandle Plan on December 31, 1990 other than an individual who became a participant in the Panhandle Plan on December 31, 1990 by reason of the merger as of such date of the Texas Eastern Plan or the Algonquin Plan into the Panhandle Plan and who terminates employment after he has both attained the age of fifty-five and completed five or more years of Vesting Service and who requests early commencement of his Article IX benefit pursuant to Section 5.2(b) shall receive the greater of the monthly benefit computed in accordance with Section 5.2(b) or the Actuarial Equivalent of a single life annuity for the life of the Member based upon his accrued benefit under the Panhandle Plan as of December 31, 1990 and reduced in accordance with the following table:

                                  Years of Service
                      ---------------------------------------
      Age (*) at      25 Years    20 Years to    15 Years to     Under
      Retirement       & Over       25 Years      20 Years      15 Years
      ----------      --------    ------------   -----------    --------
      65 or Older        100%           100%             100%        100%

      64                 100              99              98          97
      63                 100              98              96          94
      62                 100              97              94          91

      61                 97               94              91          88
      60                 94               91              88          85
      59                 91               88              85          82

      58                 88               85              82          79
      57                 85               82              79          76
      56                 82               79              76          73

      55                 79               76              73          70

                 (*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by a pro rata adjustment as determined by the Committee.

                 (b) Any Member of the Panhandle Plan who was Totally and Permanently Disabled as of December 31, 1990 other than an individual who became a participant in the Panhandle Plan on December 31, 1990 by reason of the merger as of such date of the Texas Eastern Plan or the Algonquin Plan into the Panhandle Plan may elect commencement of his Article IX benefit as of the first day of the month coinciding with or next following the date he attains the age of fifty-five or as of the first day of any subsequent month which precedes his Normal Retirement Date and the value thereof shall be the Actuarial Equivalent of a single life annuity for the life of the Member commencing on the date so elected, each monthly payment being computed in the manner provided in Section 6.2(a) but without credit for Benefit Accrual Service and Cash Balance Accruals that would have been credited for the period from and after the date of such commencement. The payments of such benefit which are attributable to the Member's Final Average Pay Benefit shall be reduced in accordance with the table described in Paragraph (a) above. Any request for such early commencement must be received by the Committee not less than sixty days prior to the proposed date of commencement of the benefit.

                 (c) Any Member who was a participant in the Panhandle Plan on December 31, 1990 other than an individual who became a participant in the Panhandle Plan on December 31, 1990 by reason of the merger as of such date of the Texas Eastern Plan or the Algonquin Plan into the Panhandle Plan and who terminates employment with a Vested Interest and who requests commencement of his Article IX benefit pursuant to Section 7.2(d) shall receive the greater of the monthly benefit computed in accordance with Section 7.2(d) or the Actuarial Equivalent of a single life annuity for the life of the Member based upon his accrued benefit under the Panhandle Plan as of December 31, 1990 and reduced in accordance with the following table:

                 *  Age at Date                      Percent of Normal
                 Benefit Commences               Retirement Income Benefit
                 -----------------               -------------------------
                    55                                      50.0
                    56                                      53.3
                    57                                      56.7

                    58                                      60.0
                    59                                      63.3
                    60                                      66.7

                    61                                      73.3
                    62                                      80.0
                    63                                      86.7

                    64                                      93.3
                    65 or older                            100.0

                 (*) If the age of a Member at the date on which the benefit commences is a fractional number of years, the percentage to be used will be obtained by a pro rata adjustment as determined by the Committee.

                 (d) If a surviving spouse annuity pursuant to Section 8.1 is not payable or if the surviving spouse benefit provided in this Section is greater, a Member who was a Member of the Panhandle Plan on December 31, 1990 other than an individual who became a participant in the

Panhandle Plan on December 31, 1990 by reason of the merger as of such date of the Texas Eastern Plan or the Algonquin Plan into the Panhandle Plan and who dies on or before his Annuity Starting Date shall be entitled to a death benefit paid to his Eligible Surviving Spouse equal to (i) or (ii) as follows:

                          (i) A monthly benefit for 120 months of an amount equal to 50% of the Member's monthly accrued benefit under the Panhandle Plan as of December 31, 1990 or

                          (ii) A monthly benefit for the life of the Member's Eligible Surviving Spouse in accordance with the following table:

                                                              Percent of Member's
                                                            Accrued Monthly Benefit
                  *  Age at Time                            Under the Panhandle Plan
                 Of Member's Death                          As Of December 31, 1990
                 -----------------                          -----------------------
                    65 or older                                       50.0
                    64                                                48.5
                    63                                                47.0

                    62                                                45.5
                    61                                                44.0
                    60                                                42.5

                    59                                                41.0
                    58                                                39.5
                    57                                                38.0

                    56                                                36.5
                    55                                                35.0
                    54                                                33.5

                    53                                                32.0
                    52                                                30.5
                    51 or younger                                     29.0

                 (*)  Age of Spouse to be determined by nearest birthday.

                 (e) Any Member who was a participant in the Panhandle Plan on December 31, 1990 other than an individual who became a participant in the Panhandle Plan on December 31, 1990 by reason of the merger as of such date of the Texas Eastern Plan or the Algonquin Plan into the Panhandle Plan may elect to receive the portion of his Article IX benefit which is equal to his accrued benefit under the Panhandle Plan as of December 31, 1990 in the form of an annuity for the joint lives of the Member and any person designated by the Member and continuing at a 50%, 75% or 100% rate (as selected by the Member) for a term certain of five years to such designated person following the death of the Member, with the remainder of such Article IX benefit being paid in the form selected by the Member pursuant to Section 9.2; provided, however, that if such annuity is other than an annuity for the joint lives of the Member and his spouse, the present value of payments actuarially expected to be received by the Member shall be more than 50% of the present value of the total payments actuarially expected to be made to the Member and his designated beneficiary under the Plan and, provided further, that in no event shall the period of payment of such annuity exceed the greater of (A) the life expectancy of the Member or (B) the joint life expectancy of the Member and his designated beneficiary. Any election pursuant to this Paragraph (e) shall be subject to the election and consent requirements of Section 9.2.

         11.2  TEXAS EASTERN PLAN.

                 (a) The Normal Retirement Date of a Member of the Texas Eastern Plan on December 30, 1990 and who was also an Employee of Texas Eastern Corporation or an affiliate thereof on December 31, 1987 shall be the date he attains the age of sixty-five.

                 (b) In the case of a Member who was entitled to special benefits provided to Pilots under the Texas Eastern Plan, such Member shall at all times be entitled to a minimum Plan benefit which is the Actuarial Equivalent of a single life annuity for the life of the Member equal to the benefit to which he would have been entitled under the terms of the Texas Eastern Plan as in effect on December 31, 1988 had his employment terminated on such date. Such minimum benefit, if payable in lieu of the benefit otherwise payable pursuant to the Plan shall commence at such times and be subject to such reductions as were applicable with respect to Pilot benefits under the terms of the Texas Eastern Plan as in effect on December 31, 1988. Such minimum benefit, if it becomes the basis of a death benefit in lieu of the benefit otherwise established pursuant to the Plan shall commence at such times and be subject to such reductions as were applicable with respect to Pilot death benefits under the terms of the Plan as in effect on December 31, 1988.

                 (c) Any Member who was a participant in the Texas Eastern Plan on December 30, 1990 and who terminates employment on or after his Normal Retirement Date or because he is Totally and Permanently Disabled shall be entitled to a minimum Plan benefit which is the Actuarial Equivalent of a single life annuity for the life of the Member commencing on the first day of the month coinciding with or next following the date of his termination of employment. The amount of each monthly payment of such single life annuity (prior to payment of any 50% surviving spouse benefit) shall be $50.00; provided, however, that such amount shall be reduced by 1/3 of 1% for each full month by which the Member is less than sixty years of age on the date his benefits are to commence.

                 (d) Any Member who was a participant in the Texas Eastern Plan on December 30, 1990 and who terminates employment with a Vested Interest and who requests commencement of his Plan benefit pursuant to Section 7.2(d) shall receive the greater of the monthly benefit computed in accordance with
Section 7.2(d) or the Actuarial Equivalent of a single life annuity for the life of the Member based upon his accrued benefit under the Texas Eastern Plan as of December 30, 1990 and reduced in accordance with the following table:

                                                            Reduction
                                  Age                         Factor
                                  ---                       ----------
                                  55                           .3330
                                  56                           .3683
                                  57                           .4081
                                  58                           .4529
                                  59                           .5037
                                  60                           .5612
                                  61                           .6267
                                  62                           .7016
                                  63                           .7873
                                  64                           .8860
                                  65                          1.0000

                 (e) The provisions of this Paragraph (e) shall control with respect to any Member of the Plan who was required or permitted to make contributions to the Plan at any time prior to the Effective Date. For purposes of this Paragraph (e), the portion of such Member's Plan benefit which is derived from such contributions ("Contribution Benefit") shall be based upon the sum of (i) his aggregate contributions made to the Plan, plus (ii) for the period preceding January 1, 1988, interest on such contributions accrued at the rate provided by the Plan to January 1, 1988, plus (iii) interest on the sum of the amounts determined under (i) and (ii) above, compounded annually, at a rate equal to 120% of the Federal mid-term rate (as in effect for the first month of a Plan Year) for the period beginning January 1, 1988 and ending on the date of determination of the Member's Contribution Benefit, and at the rate provided in
Section 1.1(3) of the Plan for calculating the present value of a benefit (as of the determination date) for the period beginning with the determination date and ending on the date upon which the Member would reach Normal Retirement Date, expressed as an annual benefit in the form of a single life annuity (without ancillary benefits) commencing as of the Member's Normal Retirement Date, calculated using the interest rate provided in Section 1.1(3)(ii) of the Plan for determining the present value of a benefit (as of the determination date). In determining the Actuarial Equivalent of a Member's Contribution Benefit to reflect the form of benefit as provided under the Plan, the actuarial adjustment factors adopted by the actuary for the Plan shall be those factors, if any, prescribed by Treasury Regulations. The Actuarial Equivalent of a Member's Contribution Benefit shall, in all cases, be reduced by an amount which is the Actuarial Equivalent of the accumulated value of any benefit payments received by or on behalf of such Member pursuant to the Plan and not otherwise repaid into the Plan. The Actuarial Equivalent of a Member's Contribution Benefit shall be nonforfeitable at all times and in no event shall the amount of any benefit to which a Member or his beneficiary is entitled pursuant to the Plan, be less than the Actuarial Equivalent of such Member's Contribution Benefit. Each Member whose employment is terminated for any reason other than Retirement, death or because he has bd eDotally and Permanently Disabled and whose Vested Interest is 0% as of the date his employment is terminated shall be entitled to receive, as of such Member's Normal Retirement Date, a Plan benefit commencing on the first day of the month coinciding with or next following such Member's Normal Retirement Date which is the Actuarial Equivalent of such Member's Contribution Benefit. If a Member dies prior to his Annuity Starting Date and is not entitled to a death benefit pursuant to Article VIII, such deceased Member's beneficiary, designated in accordance with Section 9.6, shall be entitled to a death benefit the amount of which is the Actuarial Equivalent of such deceased Member's Contribution Benefit. Such death benefit shall be payable in one lump sum as soon as practicable after such deceased Member's death. If a Member dies on or after his Annuity Starting Date, such deceased Member's beneficiary, designated in accordance with Section 9.6, shall be entitled to a death benefit the amount of which is the Actuarial Equivalent of such deceased Member's Contribution Benefit, reduced by an amount which is the Actuarial Equivalent of the sum of
(1) the accumulated value of the payments received, and (2) the present value of the payments to be received by such deceased Member and his annuitant or designated beneficiary under the applicable form of Article IX benefit. Such death benefit shall be payable in one lump sum as soon as practicable after such deceased Member's death. In the event a survivor annuity is to be paid to a Member's Eligible Surviving Spouse pursuant to Article VIII and such survivor annuity is determined solely by an amount equal to such Member's Contribution Benefit, such Eligible Surviving Spouse may elect, in lieu of such surviving spouse annuity, a lump sum payment of such amount. Within a reasonable time after written request by an Eligible Surviving Spouse, the Committee shall provide to such Eligible Surviving Spouse a written explanation, in nontechnical language, of such survivor annuity form and the lump sum option which may be selected along with the financial effect of each such form. In the event of any such election by such Eligible Surviving Spouse, such lump sum payment shall be made as soon as practicable thereafter.

                 (f) Any Member who was a participant in the Texas Eastern Plan on December 30, 1990 may elect to receive the portion of his Plan benefit which is equal to his accrued benefit under the Texas Eastern Plan as of December 30, 1990 in the form of an annuity consisting of monthly payments for a term certain of fifteen years and continuous for the life of the Member if he survives such term certain, with the remainder of such benefit being paid in the form selected by the Member pursuant to Section 9.2, provided that the present value of the payments actuarially expected to be made to the Member shall be more than 50% of the present value of the total payments actuarially expected to be made to the Member and his designated beneficiary under the Plan and, provided further, that in no event shall the period of payment of such annuity exceed the greater of (A) the life expectancy of the Member or (B) the joint life expectancy of the Member and his designated beneficiary. Any election pursuant to this Paragraph (f) shall be subject to the election and consent requirements of Section 9.2.

         11.3  ALGONQUIN PLAN.

                 (a) Any Member who was a participant in the Algonquin Plan on December 30, 1990 and who terminates employment prior to his Normal Retirement Date but on or after his Early Retirement Date and who requests commencement of his Article IX benefit pursuant to Section 5.2(b) shall receive the greater of the monthly benefit computed in accordance with Section 5.2(b) or the Actuarial Equivalent of a single life annuity for the life of the Member based upon his accrued benefit under the Algonquin Plan as of December 30, 1990 but reduced by 1/12th of 5% for each month in excess of thirty- six months by which such commencement preceded the date the Member would attain the age of sixty-five to reflect such Member's younger age and the earlier commencement of payments; provided, however, that such reduction shall not be applicable if (i) the Member had attained the age of sixty-two and had completed at least twenty-five years of Benefit Accrual Service as of the date of termination of his employment or (ii) the commencement date selected by the Member is within thirty-six months of the date he would attain the age of sixty-five.

                 (b) Any Member who was a participant in the Algonquin Plan on December 30, 1990 may elect to receive the portion of his Plan benefit which is equal to his accrued benefit under the Algonquin Plan as of December 30, 1990 in the form of an annuity for a term certain of ten years following his Normal Retirement Date or his Early Retirement Date and continuous for the life of such Member if he survives such term certain; provided, however, that if such annuity is other than an annuity for the joint lives of the Member and his spouse, the present value of payments actuarially expected to be received by the Member shall be more than 50% of the present value of the total payments actuarially expected to be made to the Member and his designated beneficiary under the Plan and, provided further, that in no event shall the period of payment of such annuity exceed the greater of (A) the life expectancy of the Member or (B) the joint life expectancy of the Member and his designated beneficiary. Any election pursuant to this Paragraph (e) shall be subject to the election and consent requirements of Section 9.2.

                                      XII.

                            LIMITATIONS ON BENEFITS

         Contrary Plan provisions notwithstanding, the benefit of a Member under the Plan shall not exceed the maximum benefit permitted pursuant to section 415(b) of the Code (as adjusted in accordance with the provisions of section 415(d) of the Code). In the case of a Member who also participated in a defined contribution plan of the Company, the benefit of such Member under this Plan shall be reduced to the extent necessary to prevent the limitation set forth in section 415(e) of the Code from being exceeded. For purposes of determining whether the Plan benefit of a Member exceeds the limitations provided in this Section, all defined benefit plans of the Company are to be treated as one defined benefit plan and all defined contribution plans of the Company are to be treated as one defined contribution plan. In addition, all defined benefit plans and defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Paragraph only, a "Controlled Entity" (other than an affiliated service group member within the meaning of section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. For purposes of this Article XII, the "limitation year" (as that term is defined in Treasury Regulation section 1.415-2(b)) shall be the Plan Year. In no event shall a Member's benefit under the Plan as limited pursuant to the provisions of this Article XII and applicable provisions of the Code for periods from and after January 1, 1995 be less than such Member's benefit under the Plan determined as of December 31, 1994.





                                     XII-1

                                     XIII.

                                    FUNDING

         13.1 NO CONTRIBUTIONS BY MEMBERS. The Plan is to be funded solely from contributions by the Company and Members are neither required nor permitted to make contributions to this Plan.

         13.2 COMPANY CONTRIBUTIONS. The Company, acting under the advice of the actuary for the Plan, intends but does not guarantee to make contributions to the Trust in such amount and at such times as are required to maintain the Plan and Trust for its Employees in compliance with the provisions of section 412 of the Code. All contributions made by the Company to the Trust shall be used to fund benefits under the Plan or to pay expenses of the Plan and Trust and shall be irrevocable, except as otherwise provided in Sections 13.5 and 20.2(c).

         13.3 FORFEITURES. All forfeitures arising under the Plan will be applied to reduce the Company's contributions thereunder and shall not be used to increase the benefits any Member would otherwise receive under the Plan at any time prior to termination of the Plan.

         13.4 PAYMENTS TO TRUSTEE. The Company's contributions shall be paid directly to the Trustee. On or about the date of any such payment, the Committee shall be informed as to the amount of such payment.

         13.5 RETURN OF CONTRIBUTIONS. Anything to the contrary herein notwithstanding, the Company's contributions are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Company, be returned to the Company by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. Moreover, if Company contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Company, be returned to the Company by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto.





                                     XIII-1

                                      XIV.

                           ADMINISTRATION OF THE PLAN

         14.1 APPOINTMENT OF COMMITTEE. The general administration of the Plan shall be vested in the Committee which shall be appointed by the Directors and shall consist of one or more persons. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan.

         14.2 TERM, VACANCIES, RESIGNATION AND REMOVAL. Each member of the Committee shall serve until he resigns or is removed by the Directors. If at any time and for any reason there is a vacancy on the Committee, the Directors shall appoint a substitute member to fill such vacancy.

         At any time during his term of office, a member of the Committee may resign by giving written notice to the Directors and the Committee, such resignation to become effective upon the appointment of a substitute member or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during his term of office, and for any reason, a member of the Committee may be removed by the Directors.

         14.3 OFFICERS, RECORDS AND PROCEDURES. The Committee may select officers and may appoint a secretary who need not be a member of the Committee. The Committee shall keep appropriate records of its proceedings and the administration of the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

         14.4 MEETINGS. The Committee shall hold meetings upon such notice and at such time and places as it may from time to time determine. Notice to a member shall not be required if waived. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. Actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Actions may be taken without a meeting upon written consent signed by a majority of the members of the Committee.

         14.5 SELF-INTEREST OF MEMBERS. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the Directors shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         14.6 PLAN COMPENSATION AND BONDING. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Company, members of the Committee shall furnish bond or security for the performance of their duties hereunder.





                                     XIV-1

         14.7 COMMITTEE POWERS AND DUTIES. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority and duty to be exercised in its sole discretion:

                 (a) to make rules, regulations and bylaws for the administration of the Plan which are not inconsistent with the terms and provisions hereof;

                 (b) to construe all terms, provisions, conditions and limitations of the Plan, and, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

                 (c) to correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient to effectuate the purposes of the Plan;

                 (d) to employ and compensate such accountants, attorneys, investment advisors and other agents and employees as the Committee may deem necessary or advisable in the proper and efficient administration of the Plan;

                 (e)  to determine all questions relating to eligibility;

                 (f) to determine the amount, manner and time of payment of any benefits hereunder and to prescribe procedures to be followed by distributees in obtaining benefits;

                 (g) to prepare, file and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

                 (h) to make a determination as to the right of any person to a benefit under the Plan;

                 (i) to issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan; and

                 (j) to receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements.

         14.8  AUTHORIZATION, DELEGATION AND ALLOCATION.

                 (a) The Committee may expressly authorize one or more of its members or one or more Employees the right and power to exercise and fulfill on behalf of the Committee any of its powers and duties. From and after such authorization and until such authorization is revoked by the Committee, the actions of the authorized individual(s) shall constitute the actions of the Committee in full as to the delegated powers and duties.





                                     XIV-2

                 (b) The Committee may assign or allocate to one or more Employees certain ministerial responsibilities (which may include benefit determinations, claims processing, reporting and disclosure activities) in connection with the on-going operation and administration of the Plan. In acting pursuant to such assignment or allocation, such Employees shall not constitute fiduciaries of the Plan for purposes of the Act but, rather, shall be acting as agent of the Committee which shall remain fully responsible for such actions.

                 (c) The Committee may delegate to any designee it deems advisable any or all of the powers and duties of the Committee to be exercised by such designee in a fiduciary capacity. Such delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the designee. Upon such delegation and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such designee, as long as the delegating Committee members do not violate their fiduciary responsibility in making or continuing such delegation.

         14.9 INVESTMENT MANAGER. The Committee may, in its sole discretion, appoint an "investment manager," with power to manage, acquire or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

                          (1) the investment manager is (A) registered as an investment adviser under the Investment Advisers Act of 1940, (B) a bank, as defined in the Investment Advisers Act of 1940, or (C) an insurance company qualified to do business under the laws of more than one state; and

                          (2) such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee does not violate its fiduciary responsibility in making or continuing such appointment. Notwithstanding anything to the contrary herein contained, the Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within its sole discretion.

         14.10 COMPANY TO SUPPLY INFORMATION. The Company shall supply full and timely information to the Committee relating to the Plan Compensation of all Members, their ages, their Retirement, death or other cause for termination of employment and such other pertinent facts as the Committee may require. The Company shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Company.

         14.11 INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee and any other person acting on its behalf, against any and all expenses and liabilities arising out of his or her administrative functions or fiduciary responsibilities, excepting only expenses





                                     XIV-3
and liabilities arising out of the individual's own willful misconduct. Expenses against which such person shall be indemnified hereunder include, without limitation, the amounts of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.





                                     XIV-4

                                      XV.

                          ADMINISTRATION OF TRUST FUND

         15.1 PAYMENT OF EXPENSES. All expenses incident to the administration of the Plan and Trust, including but not limited to, actuarial, legal, accounting, premiums to the Pension Benefit Guaranty Corporation, Trustee fees, expenses of the Committee and the cost of furnishing any bond or security required of the Committee, may be paid by the Company and, if not paid by the Company, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Members and beneficiaries; provided, however, that in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an employer or an association of employers whose employees are participants in the Plan, or from an employee organization whose members are participants in the Plan, shall not receive any additional compensation for serving as Trustee.

         15.2  TRUST FUND PROPERTY.

                 (a) All contributions heretofore made and hereafter made under this Plan shall be paid to the Trustee and shall be held, invested and reinvested by the Trustee. All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Members, as provided in the Plan, and shall be used to pay benefits to Members or their beneficiaries, or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Company.

                 (b) No Member shall have any title to any specific asset in the Trust Fund. No Member shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such Member out of the assets of the Trust Fund.

         15.3 FUNDING PROJECTIONS. The Committee shall periodically obtain cash flow projections from the actuary for the Plan and shall supply them to the Trustee so that an appropriate investment policy may be maintained. The Committee shall notify the Trustee of any anticipated significant changes in the number or composition of Members in the Plan or any other matter (including a change in the contribution level) which would have a significant impact on the expected cash flow requirements.

         15.4 AUTHORIZATION OF BENEFIT PAYMENTS. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. All distributions hereunder shall be made in cash or in the form of a commercial annuity contract.

                                      XVI.

                                    TRUSTEE

         As a means of administering the amounts contributed by the Company and, prior to cessation of Member Contributions, the Members, the Company has entered into a Trust Agreement with the Trustee. The Trustee shall be the "named fiduciary" with respect to investment of the Trust Fund's assets. The Trust Agreement may be amended, from time to time, as the Company deems advisable in order to effectuate the purpose of the Plan. No Trustee shall be required to furnish any bond or security for the performance of its powers and duties unless the applicable law makes the furnishing of such bond or security mandatory.





                                     XVI-1

                                     XVII.

                              FIDUCIARY PROVISIONS

         17.1 ARTICLE CONTROLS. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

         17.2 GENERAL ALLOCATION OF DUTIES. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Directors shall have the sole authority to appoint and remove the Trustee or members of the Committee. Except as otherwise specifically provided, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment and management of the assets held under the Plan.
It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

         17.3 FIDUCIARY DUTY. Each fiduciary under the Plan, including but not limited to the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

                 (a) solely in the interest of the Members, for the exclusive purpose of providing benefits to Members, and their beneficiaries, and defraying reasonable expenses of administering the Plan;

                 (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                 (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                 (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code.





                                     XVII-1

                                     XVIII.

                        ADOPTION BY CONTROLLED ENTITIES

         18.1 APPROVAL OF DIRECTORS. It is contemplated that Controlled Entities may adopt this Plan. Any such Controlled Entity, whether or not presently existing, may become, upon approval of the Directors, a party hereto by appropriate action of its board of directors or noncorporate counterpart.

         18.2 SINGLE PLAN. For purposes of the Code and the Act, the Plan as adopted by Panhandle Eastern Corporation and the adopting Controlled Entities shall constitute a single plan rather than a separate plan of each of Panhandle Eastern Corporation and the adopting Controlled Entities. All assets of the Plan (other than dedicated annuity contracts) shall be available to pay benefits to all Members and their beneficiaries.

         18.3 AMENDMENTS, TERMINATION AND APPOINTMENT OF COMMITTEE AND TRUSTEE. The power to amend the Plan or to terminate the Plan shall be exercised by Panhandle Eastern Corporation alone. Nevertheless, any Controlled Entity adopting the Plan may, with the consent of the Directors, incorporate in its adoption agreement or in an amendment document specific provisions relating to the operation of the Plan, and such provisions shall become a part of the Plan as to such Controlled Entity only. The power to appoint or otherwise affect the Committee or the Trustee shall be exercised by the Directors alone.

         18.4 TRANSFER BETWEEN PARTICIPATING AFFILIATES. If a Member participates in the Plan while employed by more than one Controlled Entity which has adopted the Plan, the costs of providing that portion of the benefits payable to or on behalf of such Member shall be apportioned among such entities based upon the Benefit Accrual Service, Cash Balance Accruals, and Plan Compensation applicable to such employment, as determined by Panhandle Eastern Corporation.

         18.5 TERMINATION OF PARTICIPATION. Any Controlled Entity which has adopted the Plan may, by appropriate action of its board of directors or noncorporate counterpart and with the consent of the Directors, terminate its participation in the Plan. Moreover, the Directors may, in their discretion, terminate a Controlled Entity's Plan participation at any time.





                                    XVIII-1

                                      XIX.

                                   AMENDMENTS

         No amendment of the Plan may be made which would vest in the Company, directly or indirectly, any interest in or control of the Trust Fund. No amendment may be made which would vary the Plan's exclusive purpose of providing benefits to Members, and their beneficiaries, and defraying reasonable expenses of administering the Plan or which would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made which would reduce any then nonforfeitable interest of a Member. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing. Subject to these limitations and any other limitations contained in the Act or the Code, Panhandle Eastern Corporation may from time to time unilaterally amend, in whole or in part, any or all provisions of the Plan on behalf of itself and the other Controlled Entities which have adopted the Plan. Panhandle Eastern Corporation's right to amend the Plan may be exercised by resolution of its Board of Directors, the Finance Committee of its Board of Directors (or any successor committee) or its Policy Committee, and any such amendment of the Plan shall be set forth in writing. Specifically, but not by way of limitation, Panhandle Eastern Corporation may unilaterally make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code, whether or not retroactive, on behalf of itself and the other Controlled Entities which have adopted the Plan.





                                     XIX-1

                                      XX.

                    TERMINATION AND MERGER OR CONSOLIDATION

         20.1 DECLARATION OF INTENT. Panhandle Eastern Corporation has established the Plan with the bona fide intention and expectation that from year to year the Company will be able to, and will deem it advisable to, make its contributions as herein provided. However, Panhandle Eastern Corporation realizes that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable to continue to make Company contributions to the Trustee. Therefore, Panhandle Eastern Corporation shall have the power to terminate the Plan or partially terminate the Plan at any time hereafter with respect to Employees, or any group of Employees, of any Controlled Entity or of all Controlled Entities. Each member of the Committee, the Trustee and all affected Members shall be notified of such termination or partial termination.

         20.2  ADMINISTRATION OF THE PLAN IN CASE OF TERMINATION.

                 (a) If the Plan is terminated or partially terminated, the Vested Interest of each affected Member shall be 100%, effective as of the termination date.

                 (b) Upon termination of the Plan, the affected assets of the Trust Fund shall be liquidated and distributed in accordance with section 4044 of the Act and the time of payment, manner of payment and consent provisions of Articles VIII and IX.

                 (c) Upon termination of the Plan and notwithstanding any other provisions of the Plan, after the satisfaction of all liabilities of the Plan to the affected Members and beneficiaries, Panhandle Eastern Corporation shall receive any remaining amount resulting from any variations between actual requirements and actuarially expected requirements.

         20.3 MERGER, CONSOLIDATION OR TRANSFER. This Plan or Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Member would, in the event such other plan terminated, be entitled to a benefit which is equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation or transfer.

                                      XXI.

                                 MISCELLANEOUS

         21.1 NOT CONTRACT OF EMPLOYMENT. The adoption and maintenance of this Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person's right to terminate his employment at any time.

         21.2 PAYMENTS SOLELY FROM TRUST FUND. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund and neither the Company nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

         21.3 ALIENATION OF INTEREST FORBIDDEN. Except as otherwise provided with respect to "qualified domestic relations orders" pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Member or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution or levy or any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations orders" and shall establish appropriate procedures to effect the same.

         21.4 NO BENEFITS TO THE COMPANY. No part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Members and their beneficiaries and defraying reasonable expenses of administrating the Plan. Anything to the contrary herein notwithstanding, the Plan shall never be construed to vest any rights in the Company other than those specifically given hereunder.

         21.5 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         21.6 JURISDICTION. The situs of the Plan is Texas. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.





                                     XXI-1

                                     XXII.

                                TOP-HEAVY STATUS

         22.1 ARTICLE CONTROLS. Any Plan provisions to the contrary notwithstanding, the provisions of this Article XXII shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

         22.2 DEFINITIONS. For purposes of this Article, the following terms and phrases shall have these respective meanings:

                 (a) ACCOUNT BALANCE: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Company or a Controlled Entity (excluding employee contributions which were deductible within the meaning of section 219 of the Code and rollover or transfer contributions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and
         (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

                 (b) ACCRUED BENEFIT: As of any Valuation Date, the present value (computed on the basis of the assumptions specified in Paragraph
         (c) below) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Company or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Company and the Controlled Entities, or (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

                 (c) ACTUARIAL EQUIVALENT: Equality in value of the aggregate amounts expected to be received under different times and forms of payment based upon the interest and mortality rate assumptions set forth in Section 1.1(3)(i).

                 (d) AGGREGATION GROUP: The group of qualified plans maintained by the Company and each Controlled Entity consisting of (1) each plan in which a Key Employee participates





                                     XXII-1
         and each other plan which enables a plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code, or (2) each plan in which a Key Employee participates, each other plan which enables a plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code and any other plan which the Company elects to include as a part of such group; provided, however, that the Company may not elect to include a plan in such group if its inclusion would cause the group to fail to meet the requirements of sections 401(a)(4) or 410 of the Code.

                 (e) ANNUAL RETIREMENT BENEFIT: A benefit payable annually in the form of a single life annuity for the life of a Member (with no ancillary benefits) beginning at his Normal Retirement Date.

                 (f) AVERAGE REMUNERATION FOR HIS HIGH FIVE YEARS: The result obtained by dividing the total Remuneration paid to a Member during a considered period by the number of years for which such Remuneration was received. The considered period shall be the five consecutive Years of Service during which the Member was both an active Member in the Plan and had the greatest Remuneration from the Company; provided, however, that if the Member has less than five-consecutive Years of Service, such shorter period shall be deemed his considered period.

                 (g) DETERMINATION DATE: For the first Plan Year of any plan, the last day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

                 (h) KEY EMPLOYEE: A "key employee" as defined in section 416(i) of the Code and the Treasury Regulations thereunder.

                 (i) PLAN YEAR: With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

                 (j) REMUNERATION: Compensation within the meaning of section 415(c)(3) of the Code, as limited by section 401(a)(17) of the Code.

                 (k) VALUATION DATE: With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

                 (l)  YEARS OF SERVICE:  Shall be determined under the rules of section 411(a)(4), (5) and (6) of the Code except that Years of Service beginning prior to January 1, 1984 and Years of Service for any Plan Year for which the Plan was not top-heavy shall be disregarded.





                                     XXII-2

         22.3  TOP-HEAVY STATUS.

                 (a) The Plan shall be deemed to be top-heavy for a Plan Year commencing after December 31, 1983, if, as of the Determination Date for such Plan Year, (1) the sum of Accrued Benefits of Members who are Key Employees exceeds 60% of the sum of Accrued Benefits of all Members unless an Aggregation Group including the Plan is not top- heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury Regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, for purposes of determining top-heavy status for Plan Years commencing after December 31, 1984, the Account Balances and Accrued Benefits of individuals who have not performed services for the Company at any time during the five-year period ending on the applicable Determination Date shall not be considered.

                 (b) If the Plan is determined to be top-heavy for a Plan Year, the Vested Interest of each Member who is credited with an Hour of Service during such Plan Year shall be determined in accordance with the following schedule:

                 YEARS OF VESTING SERVICE                   VESTED INTEREST
                 ------------------------                   ---------------
                 Less than 2 years                                   0%
                           2 years                                  20%
                           3 years                                  40%
                           4 years                                  60%
                           5 years or more                         100%

                 (c) If the Plan is determined to be top-heavy for a Plan Year, the Article IX benefit of each Member who is not a Key Employee shall in no event be less than the Actuarial Equivalent of an Annual Retirement Benefit equal to the lesser of:

                          (1) 2% of his Average Remuneration for His High Five Years multiplied by his Years of Service; or

                          (2) 20% of his Average Remuneration for His High Five Years.

The minimum benefit required to be accrued for a Plan Year pursuant to this Paragraph for a Member shall be accrued regardless of whether such Member has terminated his employment with the Company prior to the end of such Plan Year. Notwithstanding the foregoing, no benefit shall be accrued pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in





                                     XXII-3
another defined benefit plan sponsored by the Company or a Controlled Entity if such Member accrues under such defined benefit plan (for the Plan Year of such plan ending with or within the Plan Year of this Plan) a benefit which is at least equal to the benefit described in section 416(c)(1) of the Code. Notwithstanding the foregoing, no benefit shall be accrued pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in a defined contribution plan sponsored by the Company or a Controlled Entity if such Member receives under such defined contribution plan (for the Plan Year of such plan ending with or within the Plan Year of this Plan) a contribution which is equal to or greater than 5% of such Member's Remuneration for such Plan Year. If the preceding sentence is not applicable, the requirements of this Paragraph shall be met by providing a minimum benefit under the Plan which, when considered with the benefit provided under such defined contribution plan as an offset, is at least equal to the minimum benefit provided pursuant to this Paragraph. For this purpose, the actuarial assumptions specified in the Plan shall be utilized to determine the value of such offset as of the applicable Determination Date.

                 (d) If the Plan is determined to be top-heavy for a Plan Year, but is not determined to be super top- heavy for such Plan Year, the Committee may elect for the Plan to provide the special minimum benefit described in this Paragraph in order to comply with the provisions of section 416(h)(2) of the Code. If the Committee so elects for the Plan to provide such special minimum benefit, the Article IX benefit of each Member who is not a Key Employee shall in no event be less than the Actuarial Equivalent of an Annual Retirement Benefit equal to the lesser of:

                          (1) 3% of his Average Remuneration for His High Five Years multiplied by his Years of Service; or

                          (2) a percentage (not to exceed 30%) of his Average Remuneration for His High Five Years equal to 20% increased by 1% for each Year of Service credited to such Member.

         22.4 SUPER TOP-HEAVY STATUS. The Plan shall be deemed to be super top-heavy for a Plan Year if the Plan would be top-heavy for such Plan Year if "90%" were substituted for "60%" in each place that it appears in Section 22.3(a).

         22.5 TERMINATION OF TOP-HEAVY STATUS. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article XXII shall cease to apply to the Plan effective as of the Determination Date on which it is deemed to no longer be top-heavy. Notwithstanding the foregoing, the Vested Interest of each Member who is a Member on such Determination Date or who has terminated his employment but has not incurred a One-Year Break-in-Service as of such Determination Date shall not be reduced and, with respect to each Member who has three or more years of Vesting Service on such Determination Date, the Vested Interest of each such Member shall continue to be determined in accordance with the schedule set forth in Section 22.3(b). Further notwithstanding the foregoing, the Article IX benefit of a Member shall in no event be less than the Actuarial Equivalent of the benefit determined in accordance with Sections 22.3(c) or 22.3(d), if applicable, as of the last Determination Date on which the Plan was deemed to be top-heavy.





                                     XXII-4

         22.6 EFFECT OF ARTICLE. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.





                                     XXII-5

         EXECUTED on this ______ day of _________________, 1995.


                                        PANHANDLE EASTERN CORPORATION



                                        By
                                           ------------------------------------


CASH BALANCE EMPLOYERS:                 FINAL AVERAGE PAY EMPLOYERS:

ASSOCIATED NATURAL GAS, INC.            ALGONQUIN GAS TRANSMISSION COMPANY



By                                      By
   --------------------------------        ------------------------------------


                                        ALGONQUIN LNG, INC.



                                        By
                                           ------------------------------------


                                        CENTANA ENERGY CORPORATION
                                        (ON AND AFTER JULY 1, 1995, CENTANA
                                        ENERGY CORPORATION CEASED TO BE A
                                        FINAL AVERAGE PAY EMPLOYER EXCEPT FOR
                                        BENEFIT ACCRUALS UNDER ARTICLE
                                        VI FOR THEN-DISABLED EMPLOYEES)



                                        By
                                           ------------------------------------


                                        PANHANDLE EASTERN PIPE LINE COMPANY



                                        By
                                           ------------------------------------





                                      (v)

                                        TEXAS EASTERN PRODUCTS PIPELINE
                                          COMPANY



                                        By
                                           ------------------------------------


                                        TEXAS EASTERN TRANSMISSION
                                          CORPORATION



                                        By
                                           ------------------------------------


                                        TRUNKLINE GAS COMPANY



                                        By
                                           ------------------------------------


                                        TRUNKLINE LNG COMPANY



                                        By
                                           ------------------------------------


                                        PANENERGY INFORMATION SERVICES
                                          COMPANY
                                        (FORMERLY 1 SOURCE INFORMATION SERVICES
                                          COMPANY)



                                        By
                                           ------------------------------------


                                        PAN SERVICE COMPANY



                                        By
                                           ------------------------------------





                                      (vi)